SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant  [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [x] Preliminary Proxy Statement           [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ABLE TELCOM HOLDING CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            ABLE TELCOM HOLDING CORP.
                           1601 Forum Place, Suite 110
                         West Palm Beach, Florida 33401

                                     [Date]

Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Able Telcom Holding Corp. We will hold the meeting on Monday, May 10, 1999, at The Embassy Suites Hotel, 555 S. 10th Street, Omaha, NE 68102 at 10:00 a.m. Central Standard Time. The Proxy Statement describes the business that we will conduct at the Annual Meeting which includes seeking your approval for the following:

1. To elect six Directors to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2. To ratify and approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of (A) Common Stock from 25 million to 100 million and (B) Preferred Stock from one million to five million;

3. To amend Able's 1995 Stock Option Plan to increase the number of shares authorized for issuance from 1,300,000 to 3,500,000 and modify certain of the terms of the initial grant of options to non-affiliate Directors;

4. To ratify and approve the issuance of stock options granted to certain Officers and Directors of the Company;

5. To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc.;

6. To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the conversion of the Company's Series B Convertible Preferred Stock and exercise of certain Warrants issued in the Series B Offering;

7. To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended October 31, 1999; and

8. To transact any other business that may properly be presented at the 1999 Annual Meeting of Shareholders or any adjournments or postponements of the Annual Meeting.

Attendance at the Annual Meeting is limited to Shareholders as of the record date of March 31, 1999 (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker).

The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so.

The continuing interest of the Shareholders in the Company is gratefully acknowledged. We look forward to seeing you at the Annual Meeting.

                                                     C. FRANK SWARTZ
                                                     CHAIRMAN OF THE BOARD

                            ABLE TELCOM HOLDING CORP.
                          1601 Forum Place, Suite 1110
                         West Palm Beach, Florida 33401

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

The 1999 Annual Meeting of the Shareholders of Able Telcom Holding Corp., a Florida corporation ("Able" or "Company") will be held at The Embassy Suites Hotel, 555 S. 10th Street, Omaha, NE 68102 on May 10, 1999 at 10:00 a.m. Central Standard Time for the following purposes:

At the 1999 Annual Meeting of Shareholders, we will ask you to vote on the following:

1. To elect six Directors to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2. To ratify and approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of (A) Common Stock from 25 million to 100 million and (B) Preferred Stock from one million to five million;

3. To amend Able's 1995 Stock Option Plan to increase the number of shares authorized for issuance from 1,300,000 to 3,500,000 and to modify certain of the terms of the initial grant of options to non-affiliate Directors;

4. To ratify and approve the issuance of stock options granted to certain Officers and Directors of the Company;

5. To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc.;

6. To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the conversion of the Company's Series B Convertible Preferred Stock and exercise of certain Warrants issued in the Series B Offering;

7. To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended October 31, 1999; and

8. To transact any other business that may properly be presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of the shareholders entitled to vote at the Annual Meeting may be examined by any shareholder at the Company's corporate offices at 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401.

The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting. The Board of Directors requests that you complete, sign, date and return the enclosed Proxy Card promptly. You are cordially invited to attend the Annual Meeting in person. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                         By Order of the Board of Directors


West Palm Beach, Florida                 C. FRANK SWARTZ
____________, 1999                       CHAIRMAN OF THE BOARD

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU EXECUTE A PROXY CARD, YOU MAY STILL ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            ABLE TELCOM HOLDING CORP.

                              --------------------
                     PROXY STATEMENT FOR THE ANNUAL MEETING
                              --------------------

The 1999 Annual Meeting of Shareholders ("Annual Meeting") of Able Telcom Holding Corp. ("Able/Company") will to be held at The Embassy Suites Hotel, 555
S. 10th Street, Omaha, NE 68102 at 10:00 a.m., Central Standard Time, on May 10, 1999, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on _________, 1999 to all Shareholders entitled to vote. Common Stock is the only class of voting stock. Shareholders who owned Common Stock at the close of business on March 31, 1999 (the "Record Date") are entitled to vote. On the Record Date, there were ____________ shares of Common Stock outstanding. Able's principal executive offices are located at 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401, and its telephone number is (561) 688-0400.

WHY WAS THIS PROXY STATEMENT SENT?

This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting the proxies from Shareholders of the Common Stock, par value $.001 ("Common Stock") to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed Proxy Card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

/bullet/ To elect six Directors to serve until the 2000 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

/bullet/ To ratify and approve an amendment to Able's Articles of Incorporation to increase the number of authorized shares of (A) Common Stock from 25 million to 100 million and (B) Preferred Stock from one million to five million;

/bullet/ To amend Able's 1995 Stock Option Plan to increase the number of shares authorized for issuance from 1,300,000 to 3,500,000 and to modify certain of the terms of the initial grant of options to non-affiliate Directors;

/bullet/ To ratify and approve the issuance of stock options granted to certain Officers and Directors of the Company;

/bullet/ To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc.;

/bullet/ To approve the possible issuance of more than 1,917,960 shares of Common Stock upon the conversion of the Company's Series B Convertible Preferred Stock and exercise of certain Warrants issued in the Series B Offering;

/bullet/ To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended October 31, 1999; and

/bullet/ To transact any other business that may properly be presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

WHO MAY VOTE?

Shareholders who owned Common Stock at the close of business on March 31, 1999 (the Record Date) are entitled to vote at the Annual Meeting. On the Record Date, there were _________ shares of Common Stock outstanding. Common Stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

Each share of Common Stock that you own entitles you to one vote.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of March 31, 1999, __________ shares of Common Stock were issued and outstanding. The Annual Meeting will be held if a majority of the outstanding Common Stock entitled to vote is represented at the Annual Meeting. This means that _______ shares are required for a quorum. If you have returned the Proxy or attend the Meeting in person, your Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. "Broker non-votes" also count for quorum purposes. If you hold your Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Common Stock which it holds for you in accordance with your instructions. We do not count abstentions and "broker non-votes" as votes for or against any proposal.

If a quorum is not present or represented at the Annual Meeting, the Shareholders who do attend the Annual Meeting in person or who are represented by Proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A SHAREHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

/bullet/ "FOR" electing the slate of Board of Directors proposed by the Company;

/bullet/ "FOR" ratifying and amending Able's Articles of Incorporation to increase the number of authorized shares of (A) Common Stock from 25 million to 100 million and (B) Preferred Stock from one million to five million;

/bullet/ "FOR" amending Able's 1995 Stock Option Plan to increase the number of shares authorized for issuance from 1,300,000 to 3,500,000 and to modify certain of the terms of the initial grant of options to non-affiliate Directors;

/bullet/ "FOR" ratifying and approving the issuance of stock options granted to certain Officers and Directors of the Company;

/bullet/ "FOR" approving the possible issuance of more than 1,917,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc.;

/bullet/ "FOR" approving the possible issuance of more than 1,917,960 shares of Common Stock upon the conversion of the Company's Series B Convertible Preferred Stock and exercise of Warrants issued in the Series B Offering;

/bullet/ "FOR" ratifying the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended October 31, 1999.

If any other matter is presented, your Proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a Proxy, you may revoke it at any time before it is exercised. You may revoke your Proxy in one of three ways. First you may send in another Proxy with a later date. Second, you may notify Able's Secretary in writing before the Annual Meeting that you have revoked your Proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A SHAREHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 31, 1999 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

PROPOSAL 1:
Electing Six Directors        The six nominees for Director who
                              receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate
                              "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. A
                              "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

PROPOSAL 2:
Approving Amendments
to the Articles               The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to approve the amendments to the Articles. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

PROPOSAL 3:
Approving an Amendment
to the Stock Option Plan      The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to approve to (i) increase the number of shares authorized for issuances pursuant to the Company's 1995
                              Stock Option Plan, as amended, and (ii)
                              modify certain of the terms of the initial grant of options to non-affiliate Directors.
                              If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

PROPOSAL 4:
Ratifying and approving the
issuance of stock options to
certain Officers & Directors
of the Company                The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to ratify and approve issuing stock options to certain
                              Officers and Directors. If you "abstain" from voting, it has the same effect as if you voted
                              "against" this proposal. Broker non-votes will have no effect on the vote.

PROPOSAL 5:
Approving the possible issuance
of more than 1,917,960 shares
to WorldCom, Inc.             The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to approve issuing more than 1,917,960 shares of the Common
                              Stock to WorldCom upon exercise of certain derivative securities held by WorldCom. If you
                              "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 6:
Approve the possible issuance
of more than 1,917,960 shares
in connection with the
Series B Offering             The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to approve issuing 20% or more of the Common Stock upon exercise of the shares of Series B Convertible
                              Preferred Stock and exercise of certain Warrants held by the RoseGlen and the Palladin Groups. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 7:
Ratify Selection
of Auditors                   The affirmative vote of a majority of the votes
                              cast at the Annual Meeting is required to ratify and approve the appointment of Arthur Andersen LLP as the Company's independent accountant for the fiscal year ended October 31, 1999. If you
                              "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify individual Shareholders are confidential. Only the inspectors of election and certain Able employees associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Able management (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

Able will pay the cost of this Proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit Shareholders for the same type of Proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending Proxy material to their principals and obtaining their proxies.

HOW DOES A SHAREHOLDER OBTAIN A COPY OF AN ANNUAL REPORT ON FORM 10-K/A?

IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED OCTOBER 31, 1998 THAT WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WE WILL SEND YOU ONE WITHOUT CHARGE. PLEASE WRITE TO:

                               INVESTOR RELATIONS
                            ABLE TELCOM HOLDING CORP.
                           1601 FORUM PLACE, SUITE 1110
                         WEST PALM BEACH, FLORIDA 33401
                          ATTENTION: ELIZABETH TERRERO

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 22, 1999, the Common Stock owned beneficially by (i) each of the current Directors of the Company and each "nominee for director" (ii) each Executive Officer, (iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Directors and Executive Officers listed have sole voting and investment power over his or her shares. As of March 22, 1999, there were 11,754,593 shares of Common Stock issued and outstanding and approximately 395 holders of record.

                                                                                                  SHARES           PERCENTAGE
                                                                                               BENEFICIALLY       BENEFICIALLY
        NAME (1)                                        CURRENT TITLE                              OWNED               OWNED
F. Carl Swartz (2)(7)                   Chairman of the Board of Directors                        20,000                *

Gideon D. Taylor (3)                    Vice President of Special Projects                       946,638             7.91%

Frazier L. Gaines (4)                   President - Able Telcom International                    684,430             6.19%

Jonathan A. Bratt (5)                   Director                                                  36,500                *

Thomas M. Davidson (2)(6)               Director                                                  20,000                *

Alex McLarty(7)                         Director                                                    ---                 *

Gerald Pye(6)                           Director                                                    ---                 *

Collier Ross(7)                         Nominee for Director                                        ---                 *

William Spencer(6)                      Director                                                    ---                ---

Douglas Tatum(7)                        Nominee for Director                                        ---                 *

Robert Young(7)                         Director                                                    ---                ---

Billy V. Ray, Jr. (2)(7)                President, Chief Executive Officer and Acting            110,000                *
                                        Chief Financial Officer, Director

Jesus G. "Jay" Dominguez (2)            Chief Accounting Officer                                  97,000                *

Michael Arp (2)                         Financial Vice President                                  50,000                *

Curtis A. "Butch" Dale (8)              Chief Operating Officer                                  103,300                *

Edward Z. Pollock (2)                   In-House Counsel                                          15,000                *

Stacy Jenkins (2)                       President - MFS Network Technologies                     100,000                *

G. Vance Cartee                         President - MFS Transportation Systems                      ---                ---

J. Barry Hall (9)                       President - Traffic Management Group                     373,500             3.18%

Richard A. Boyle                        President - Patton Management Group                         ---                ---

All Directors and Executive
Officers as a Group (18 Persons)                                                               2,826,368            24.04%

-------------

 *       Less than 1%.

(1) The address for each of Able's Directors and Executive Officers is 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401.

(2)      These represent stock options that are immediately exercisable.

(3) These include (i) 21,619 shares owned by Mr. Taylor's wife, and (ii) 220,000 shares underlying stock options which are immediately exercisable at $5.75 per share. Mr. Taylor resigned as a Director of the Company on March 9, 1998 but will continue as Vice President of Special Projects.

(4) These include 210,000 shares underlying stock options are immediately exercisable at $5.75 per share and 474,430 shares held in a trust controlled by Mr. Gaines. Mr. Gaines resigned as a Director of the Company on March 16, 1999, but will continue as President--Able Telcom International.

(5) Includes 30,000 shares underlying options which are immediately exercisable at $5.75 per share and 6,500 shares owned by Mr. Bratt. Mr. Bratt will not be standing for re-election as a Director of the Company.

(6)      Will not be standing for re-election as a Director of the Company.

(7)      Nominee for Director.

(8) Includes 3,300 shares owned by Mr. Dale and 100,000 shares underlying stock options which are immediately exercisable at $5.75 per share.

(9) Includes 107,500 shares owned by Mr. Hall, and 326,000 shares issued to Mr. Hall in February 1999 related to consideration on the Company's acquisition of Georgia Electric Company from Mr. Hall and his brother, Gerry W. Hall.


                                 PROPOSAL NO. 1:
  TO ELECT SIX DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS
         OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED;

DIRECTORS

The following are the persons nominated to be Directors of the Company, their respective ages, the year in which each was elected a Director and, where applicable, the office held by the Director. Each Director elected will hold office until the next Annual Meeting of Shareholders, expected to be held in May 2000, or until their respective successors have been duly elected and qualified. In the election, the six (6) persons who receive the highest number of votes actually cast will be elected. The proxies named in the proxy card intend to vote for the election of the nominees unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxies may vote for another person designated by the Board of Directors or the Board may reduce the number of Directors. The Company has no reason to believe that any nominee will be unable or refuse to serve.

NAME                        AGE                SERVED AS A DIRECTOR SINCE

Alec McLarty                48                 1999
Billy V. Ray                40                 1999
Collier Ross                72                  --
C. Frank Swartz             60                 1998
Douglas Tatum               --                  --
Robert Young                72                 1999

All Directors are elected annually at the Annual Meeting of the Shareholders of Able Telcom Holding Corp. and hold office following election or until their successors are elected and qualified. Once elected, the newly elected Directors will determine who will serve as members of the Company's Audit Committee, Compensation Committee, and Nominating Committee.

ALEC MCLARTY is the Chairman and Chief Executive Officer of Clarion Resources Communications Corporation. Since 1971, Mr. Tatum has developed six companies, three of which are telecommunication companies. In 1987, Mr. McLarty founded Resurgens West and in 1996, founded Clarion Resources Communications [illegible], a multifacted company in the domestic and international telecommunications industry providing services ranging from research and development to international long distance services.

BILLY V. RAY, JR. has been the Company's President, Chief Executive Officer and acting Chief Financial Officer since November 30, 1998 and as a Director since March 5, 1999. From October 1, 1998 to November 30, 1998, Mr. Ray was the Company's Executive Vice President of Mergers and Acquisitions and Treasurer. From May 1998 to October 1998 and from January 1997 to June 1997, Mr. Ray served as a consultant to the Company. Mr. Ray served as the Chief Financial Officer of the Company from June 1997 to April 1998. From December 1995 to January 1997 and from April 1997 to July 1997, Mr. Ray was the President of Ten-Ray Utility Construction, Inc., a utility construction company. During a part of that period, he also served as a consultant to Alcatel, a maker of intelligent highway systems. From September 1994 to November 1995, Mr. Ray was the Controller of Tri-Duct, a utility construction company, and served as a consultant to such company from November 1995 to March 1996. From March 1994 to September 1994, Mr. Ray was the staff manager at Mastec, Inc. a utility construction company and he was assistant to the president at Burnup & Sims, a utility construction company, from January 1993 to March 1994.

COLLIER ROSS is a retired Lt. General from the Army and currently serves as a Director and a member of the audit committee of Aaron Rents. He is the former Executive Vice President of Sidwell-Ross and Associates, Inc., a management and technical consulting firm.

C. FRANK SWARTZ has served as a Director of the Company since August 1998 and as Chairman of the Board since November 30, 1998. Mr. Swartz has been retired since November 1994. For the five (5) years prior to November 1994, Mr. Swartz was employed by GTE as the Director of Internal Support, based in Caracas, Venezuela.

DOUGLAS TATUM is the founder of Tatum CFO, a partnership that out-sources chief financial officers to growing companies.

ROBERT H. YOUNG has served as a Director of the Company since January 1999. Mr. Young is a principal in the firm of Neos Communications, Inc. in Dallas, Texas. Mr. Young is the founder of S-B Communications, the founder of Gateway National Bank, Dallas, Texas, and co-founder of First State Bank of Midland, Texas.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Company's Board of Directors met 14 times during the fiscal year ended October 31, 1998 and acted 8 times by unanimous written consent.

The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Audit Committee reviews the scope of the accountants' engagement, including the remuneration to be paid, and reviews the independence of the accountants. The Audit Committee, with the assistance of the Company's Chief Financial Officer and other appropriate personnel, reviews the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party;

and use by the Company's Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal audit staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting. The Audit Committee held two meetings during the fiscal year ended October 31, 1998. During fiscal year 1998, the members of the Audit Committee consisted of C. Frank Swartz, who also served as its Chairman, and Thomas Davidson.

The Compensation Committee is responsible for setting and approving the salaries, bonuses and other compensation for the Company's Executive Officers, establishing compensation programs, and determining the amounts and conditions of all grants of awards under the Company's Stock Option Plan, as amended, and grants of awards outside of the Plan. The Compensation Committee held two meetings during the fiscal year ended October 31, 1998. During the fiscal year ended October 31, 1998, the Compensation Committee consisted of Thomas Davidson, who served as its Chairman, C. Frank Swartz, and Gideon D. Taylor.

The Nominating Committee is responsible for selecting those individuals who will stand for election to the Company's Board of Directors. The Nominating Committee held one meeting during the fiscal year ended October 31, 1998. During the fiscal year ended October 31, 1998, the Nominating Committee consisted of Frazlier L. Gaines, who served as its Chairman, and C. Frank Swartz.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served held during the fiscal year ended October 31, 1998.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company are paid $12,000 annually plus $750 for each committee meeting attended and are reimbursed for expenses associated with Board responsibilities. In addition, pursuant to the Company's 1995 Stock Option Plan, as amended, non-employee Directors receive one-time automatic grants of options to purchase 5,000 shares of Common Stock having an exercise price equal to the fair market value at the date of grant. In April 1998, the Company granted an option to purchase 10,000 shares of the Common Stock to all Directors. Directors who are also employed by the Company receive no additional fees or remuneration for acting in their capacity as a Director of the Company.

During fiscal 1998, the following options were granted to Directors of the Company (certain of whom no longer serve in that capacity and will not stand for re-election). The initial terms of these option grants are summarized below.

                                                                          FAIR MARKET           DATE
                                   NUMBER              INITIAL          VALUE AT DATE OF     OF INITIAL      EXPIRATION
         DIRECTOR                 OF SHARES          GRANT PRICE        INITIAL GRANT(1)        GRANT          DATE(2)
         --------                ----------          -----------        ----------------        -----          -------
Jonathan A. Bratt                 10,000(3)             $6.20                 $7.75            4/24/98         7/3/04
                                  20,000(3)           $11.9375              $7.4325            4/24/98         7/3/04

Thomas M. Davidson                20,000(3)           $11.9375               $7.625            8/18/98         7/3/04

John D. Foster (5)                10,000(3)             $6.20                $7.75             4/24/98         7/3/04
                                  20,000(3)           $11.9375              $7.9375            4/24/98         7/3/04

Frazier L. Gaines                 10,000(4)             $6.20                $7.75             4/24/98         7/3/04
                                  20,000(4)           $11.9375              $7.9375            4/24/98         7/3/04
                                  80,000(4)            $14.00                $14.00            7/8/98         12/31/00
                                 100,000(4)             $6.00               $11.1875           3/10/97        12/31/00

Robert C. Nelles (6)              10,000(4)             $6.20                $7.75             4/24/98         7/3/04
                                  20,000(4)           $11.9375              $7.9375            4/24/98         7/3/04
                                  15,000(4)             $5.34                $8.50             2/19/98         9/19/05

Richard J. Sandulli (7)           10,000(3)             $6.20                $7.75             4/24/98         7/3/04
                                  20,000(3)           $11.9375              $7.9375            4/24/98         7/3/04

C. Frank Swartz                   20,000(3)           $11.9375               $7.625            8/18/98         7/3/04

Gideon D. Taylor                  10,000(4)             $6.20                $7.75             4/24/98         7/3/04
                                  20,000(4)           $11.9375              $7.9375            4/24/98         7/3/04
                                 120,000(4)            $14.00                $14.00            7/8/98         12/31/00
                                  70,000(4)             $6.00               $11.1875           3/10/97        12/31/00

------------
(1) On December 31, 1998, in an effort to clear up a large number of ambiguities in the minutes of Board of Directors meetings and in order to maintain compliance with various debtor documents as well as to keep the Company in substantial compliance with certain rules of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. ("Nasdaq") the Board of Directors rescinded all of the above option grants with the exception of the grant to Nelles for 15,000 shares, and reissued new options in the amounts set forth above at the calculated fair market value per share on December 31, 1998, which was $5.75.

(2) The initial expiration dates ranged from July 8, 2000 to April 24, 2005 prior to the reissuances.

(3)      Issued outside the Company's 1995 Stock Option Plan.

(4) Non-qualified stock options granted pursuant to the Company's 1995 Stock Option Plan.

(5)      Mr. Foster resigned from the Company's Board of Directors on June 5,
         1998.

(6)      Mr. Nelles resigned from the Company's Board of Directors on May 5,
         1998

(7) Mr. Sandulli resigned from the Company's Board of Directors on August 25, 1998.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company's information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company's executive officers, directors and 10% stockholders. The Company believes that the majority of the Company's executive officers and directors were delinquent in filing one or more Section 16(a) forms and may have failed to file certain forms during the fiscal year ended October 31, 1998. The Company is currently investigating such delinquent filings and failures to file and is verifying that all forms that have been filed have been provided to the Company. Once the Company's review is complete, a complete list of executive officers and directors with Section 16(a) compliance violations will be provided in the Company's proxy materials for its 1999 Annual Meeting.

EXECUTIVE OFFICERS

Biographical information concerning the certain of the Company's Executive Officers is presented below.

       OFFICER'S NAME               AGE                                        OFFICE
Billy V. Ray, Jr.                    40       President, Chief Executive Officer and Acting Chief Financial Officer

Gideon D. Taylor                     56       Vice President of Special Projects

Frazier L. Gaines                    59       President - Able Telecom International

Jesus G. "Jay" Dominguez             54       Chief Accounting Officer

Michael Arp                          52       Financial Vice President

Curtis A. "Butch" Dale               51       Chief Operating Officer

Edward Z. Pollock                    60       In-House Counsel

Stacy Jenkins                        42       President - MFS Network Technologies

G. Vance Cartee                      56       President - MFS Transportation Systems

J. Barry Hall                        50       President - Traffic Management Group

Richard A. Boyle                     44       President - Patton Management Group

BILLY V. RAY. See "Directors."

GIDEON D. TAYLOR has served as a Director of the Company since its inception through March 9, 1999 and served as Chairman of the Board of the Company from March 25, 1997 through November 30, 1998. In addition, Mr. Taylor served as the Company's Chief Administrative Officer from March 25, 1997 through November 30, 1998 and the Company's Vice President of Special Projects since December 1998. From October 1988 to August 1992, Mr. Taylor was also President and Chief Executive Officer of the Company. Mr. Taylor has also served in various executive capacities with the Company for the past ten years.

FRAZIER L. GAINES has served as a Director of the Company from August 1992 through March 19, 1999 and served as Interim President and Chief Executive Officer of the Company from March 6, 1998 to November 30, 1998. Mr. Gaines has also served as the President of the Company's subsidiary, Able Telcom International, Inc. ("ATI") since June 1994. From 1992-1994, Mr.

Gaines was Chief Operating Officer of the Company. From 1987 to 1992, Mr. Gaines was Vice President of Judycom, Inc. and Judycom Construction Corporation, both of which were located in Lexington, Kentucky and engaged in fiber optic installation.

JESUS G. "JAY" DOMINGUEZ has been the Chief Accounting Officer since April 1998. Mr. Dominguez has served as Vice President - Finance of Able Telcom International since May 1995 and controller of the Company from October 1993 to May 1995. From April 1993 to October 1993, Mr. Dominguez served as Vice President - Finance of Novatek International Inc., a construction company. Mr. Dominguez is a licensed certified public accountant.

MICHAEL ARP became the Company's Financial Vice President and principal accounting officer in January 1999. From February 1997 through December 1998, Mr. Arp was the group controller of the Company's Traffic Management Group. From January 1994 to February 1997, Mr. Arp was President of American Turf Manufacturing.

CURTIS A. "BUTCH" DALE has served as Chief Operating Officer of the Company since August 1998. Prior to that time, from March 1998 until his appointment as Chief Operating Officer, Mr. Dale was Vice President of Operations for the Company. From March 1970 to October 1997, Mr. Dale was a Project/Staff Manager - Support for Network Operations for GTE, a telecommunications company.

EDWARD Z. POLLOCK has been the Company's In-House Counsel since November 1998. From 1963 to 1998, Mr. Pollock was a sole practitioner at the law firm of Edward
Z. Pollock.

STACY JENKINS was named President of MFS Network Technologies, Inc. ("MFSNT") in July 1998. From 1990 to July 1996, Mr. Jenkins served as the Senior Vice President, Operations Vice President, Engineering and Estimating; and as Project Manager for the nationally recognized Iowa Communications Network. During this time, he directed operations for more than 40 projects, with a combined value in excess of $300 million, in the United States and abroad.

G. VANCE CARTEE has been the President of MFS Transportation Systems since January 1999. From June 1998 to December 1998, Mr. Cartee served as a telecommunications consultant, including performing consulting services for the Company. From January 1996 to June 1998, Mr. Cartee was a business unit director for Loral/Lockheed Martin Corp. From March 1993 to January 1996, Mr. Cartee was Vice President and General Manager of Alcatel Contracting, N.A.

J. BARRY HALL has been the President of Georgia Electric Company, a subsidiary of the Company, since October 1996. From 1990 to October 1996, Mr. Hall was Vice President of Georgia Electric Company.

RICHARD A. BOYLE has been the President of Patton Management Corp. and subsidiaries, a subsidiary of the Company since April 1998, since March 1996. From May 1991 to March 1996, Mr. Boyle was Vice President and General Manager of Wright & Lopez, Inc. and Pressure Concrete Construction Co. From January 1990 to May 1991, Mr. Boyle was Vice President and General Manager of Pressure Concrete Construction Company, a division of South Eastern Public Services Co.

The Chief Executive Officer is elected by and serves at the discretion of the Company's Board of Directors. All other executive officers are appointed by the Chief Executive Officer.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) those persons serving as the Chief Executive Officer during the 1998 fiscal year, (ii) the other four most highly compensated Executive Officers of the Company who were serving as such at October 31, 1998, and (iii) up to two additional individuals who had served as an Executive Officer of the Company during the 1998 fiscal year but who were not Executive Officers at October 31, 1998, except that persons referred to in clauses (ii) and (iii) above generally are not included in the table if they received total annual salary and bonus of $100,000 or less for the

1998 fiscal year end. The persons named in this table shall be collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE
           FOR THE FISCAL YEARS ENDED OCTOBER 31, 1998, 1997 AND 1996


                                                                              OTHER         SECURITIES
                                                                              ANNUAL        UNDERLYING      ALL OTHER
NAME AND                                                                      COMPEN-       OPTIONS/        COMPEN-
PRINCIPAL POSITION                   YEAR          SALARY($)    BONUS($)      SATION($)     SARS(#)         SATION($)
Frazier L. Gaines(1)                 1998           153,986                                     210,000          4,609
Chief Executive Officer              1997           110,000                                      5,000        1,024,375
President- Able Telcom               1996           110,000                                                     36,000
International

Robert DuPuis (2)                    1998            6,058
Former Chief Executive Officer

Gerry W. Hall (3)                    1998           103,846                                                      4,787
Former Chief Executive Officer       1997           180,769        75,000                       27,500           3,200

Billy V. Ray, Jr. (4)                1998           48,462                                      35,000          110,818
Executive Vice President of          1997           34,615         40,000                                       56,961
Mergers and Acquisitions and
Treasurer; promoted to Chief
Executive Officer on December 1,
1998

J. Barry Hall (5)                    1998           209,173        75,000                                       33,906
President - Traffic Management       1997           161,538                                     27,500
Group

Gideon D. Taylor(6)                  1998           133,846                        750          220,000         10,198
Chairman of the Board and Chief      1997           45,308
Administrative Officer

Richard J. Sandulli                  1998           134,615                                     30,000          12,078
Former Vice President - Finance      1997           71,000                                                       3,750

------------
(1) Mr. Gaines served as the President and Chief Executive Officer of the Company from March 1998 through November 30, 1998 (except for the period between August 19, 1998 and August 31, 1998). Prior thereto, Mr. Gaines was President of Able Telcom International, Inc. (a position which he continues to hold). For 1998, other compensation includes an automobile allowance of $4,500 and health insurance premiums paid by the Company on Mr. Gaines behalf in the amount of $109. For 1997, other compensation consists of an automobile allowance, a housing allowance and an amount of $991,375, which represents the difference between the price paid by Mr. Gaines upon the exercise of certain stock options and the fair market value of the underlying Common Stock on the date of exercise. For 1996, other compensation includes an automobile allowance and a housing allowance.

(2) Mr. DuPuis was appointed President and Chief Executive Officer of the Company on August 19, 1998 and resigned on August 31, 1998.

(3) Mr. Hall was President and Chief Executive Officer of the Company from June 1997 to March 1998 at an annual salary of $200,000. Mr. Hall also served as President of Georgia Electric Company during the fiscal year ended October 31, 1997. In 1998, other compensation consists of a living allowance of $3,000, a car allowance of $1,000, health insurance premiums paid on Mr. Hall's behalf of $227 and contributions of $560 to the Company's 401(k) plan. In 1997, other compensation consists of an automobile allowance.

(4) In 1998, other compensation includes consulting fees in the amount of $92,099, an automobile allowance of $5,400, a housing allowance of $12,600 and health insurance premiums paid on Mr. Ray's behalf of $719. In 1997, other annual compensation includes compensation for consulting services rendered prior to Mr. Ray's appointment in June 1997 as the Company's Chief Financial Officer, and a travel and housing allowance. 25,000 of Mr. Ray's options expired on August 30, 1998.

(5) In 1998, other compensation includes a housing allowance of $24,000, an automobile allowance of $7,800 and contributions of $2,106 to the Company's 401(k) plan.

(6) In 1998, other compensation includes a housing allowance of $6,000, use of a company vehicle estimated at $3,633 and health insurance premiums paid on Mr. Taylor's behalf of $565.

THE ABLE TELCOM HOLDING CORP. 1995 STOCK OPTION PLAN, AS AMENDED

The Company has adopted the 1995 Stock Option Plan (the "Plan") pursuant to which 550,000 shares of Common Stock were originally authorized for issuance. In April 1998, the shareholders of the Company approved the amendment to the Plan to increase the number of shares outstanding under the Plan to 1,300,000. The Company intends to amend its registration statement on Form S-8 to register the additional 750,000 shares of Common Stock reserved for issuance under the Plan. The Company may grant stock options (both Nonqualified Stock Options and Incentive Stock Options, as defined in the Plan) and restricted stock under the Plan to Non-Affiliate Directors (as defined in the Plan), key employees, advisors and consultants (the "Participants"). The Plan also provides for the automatic grant to Non-Affiliate Directors, at such time as an individual becomes a Non-Affiliate Director of the Company, of Nonqualified Stock Options to purchase 5,000 shares of Common Stock at an exercise price per share equal to 100% of the fair market value of the shares on the date of grant. With respect to the grant of awards under the Plan to persons other than Non-Affiliate Directors, the Board of Directors, or a committee appointed by the Board of Directors (in either case, the "Plan Administrators"), will determine persons to be granted stock options and restricted stock, the amount of stock to be optioned or granted to each such person, and the terms and conditions of any stock options and restricted stock. Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan. An Incentive Stock Option is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Stock Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting stock of the Company or any parent or subsidiary of the Company, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted. A Nonqualified Stock Option granted under the Plan (i.e., an option to purchase the Common Stock that does not meet the Code's requirements for Incentive Stock Options) shall be as determined by the Plan Administrators. Subject to the terms of the Plan, the Plan Administrators may award shares of restricted stock to the Participants. Generally, a restricted stock award will not require the payment of any option price by the Participant but will call for the transfer of shares to the Participant subject to forfeiture, without payment of any consideration by the Company, if the Participant's employment terminates during a "restricted" period (which must be at least six months) specified in the award of the restricted stock.

The Plan is proposed to be amended to, among other things, increase the aggregate number of shares of Common Stock which may be issued pursuant to awards granted thereunder to 3,500,000. The proposed amendments and the features of the Stock Option Plan are described in more detail under "Proposal No. 3--Amendment of Stock Option Plan" elsewhere in this Proxy Statement.

STOCK OPTIONS ISSUED OUTSIDE THE PLAN DURING FISCAL YEAR 1998.

During the fiscal year ended 1998, the Company issued options to purchase an aggregate of 902,000 shares of Common Stock to employees, Officers and Directors of the Company and its subsidiaries at exercise prices ranging from $5.34 to $14.00 per share. On December 31, 1998, in an effort to clear up a large number of ambiguities in the minutes of Board of Directors meetings and in order to maintain compliance with various debtor documents as well as to keep the Company in substantial compliance with certain rules of the Securities and Exchange Commission and Nasdaq, 840,000 of these options were rescinded. Immediately thereafter, the same number of options were issued on December 31, 1998 at an exercise price of $5.75, which was the average of the ten-day closing market price for the Common Stock for the period from December 16-December 30, 1998. The expiration for the exercise period for these options range from December 31, 2000 to April 24, 2005. Of the 902,000 options granted in the fiscal year ended October 31, 1998, all were immediately vested as of December 31, 1998.

OPTION GRANTS DURING FISCAL YEAR 1998

The following table shows all grants during the fiscal year ended October 31, 1998 of stock options to the Named Executive Officers.

                                INDIVIDUAL GRANTS

                                                                                                             POTENTIAL REALIZABLE
                                                                                                                   VALUE AT
                                          % OF TOTAL                                                         ASSUMED ANNUAL RATES
                                          OPTIONS                                                               OF STOCK PRICE
                        NUMBER OF         GRANTED TO                      MARKET                                 APPRECIATION
                        SHARES            EMPLOYEES     EXERCISE OR       PRICE ON                            FOR OPTION TERM(3)
                        UNDERLYING        IN FISCAL     BASE PRICE        DATE OF       EXPIRATION            ---------------
NAME                    OPTIONS(# )       YEAR(1)       ($/SH)(2)         GRANT           DATE             5% ($)          10% ($)
Frazier L. Gaines            10,000            29%            6.20            7.75      4/24/05           $47,100         $89,000
                             20,000                          11.9375         7.9375     7/3/04               --           47,600
                             80,000                           14.00           14.00     7/8/00            114,400         235,200
                             100,000                          6.00           11.1875    12/31/00          661,000         813,00

Gideon D. Taylor             10,000            30%            6.20            7.75      4/24/05            47,100         89,000
                             20,000                          11.9375         7.9375     7/3/04               --           47,600
                             120,000                          14.00           14.00     7/8/00             171,600        352,800
                             70,000                           6.00           11.1875    12/31/00           462,700        569,100

Billy V. Ray, Jr.(4)         10,000            5%             14.00           14.00     7/8/00             14,300         29,400
                             25,000                           7.75            7.75      9/19/05            90,250         215,000

Richard J. Sandulli          10,000            4%             6.20            7.75      4/24/05            47,100         89,000
                             20,000                          11.9375         7.9375     7/3/04               --           47,600

------------
Note: Mr. Robert DuPuis was also granted an option to purchase 125,000 shares of the Common Stock on August 19, 1998. Due to the fact that Mr. DuPuis' employment with the Company was less than two weeks, the Company has not included a valuation of those options in the above table. At the time of Mr. DuPuis' separation from the Company, this option had not vested and the option was forfeited.

(1) There were option grants to purchase 902,000 shares of the Common Stock during the fiscal year ended October 31, 1998, of which 735,000 related to employees of the Company. The percentage of total options granted to employees is based upon grants of options to purchase 735,000 shares.

(2) On December 31, 1998, in an effort to clear up a large number of ambiguities in the minutes of Board of Directors meetings and in order to maintain compliance with various debtor documents as well as to keep the Company in substantial compliance with certain rules of the Securities and Exchange Commission and Nasdaq, the Board of Directors rescinded all of the above option grants and reissued new options in the amounts set forth above at the then fair market value per share on December 31, 1998, which was $5.75.

(3) The potential realizable values are based upon assumed 5% and 10% annualized stock price growth rates and are not intended to forecast future price appreciation of the Common Stock. Actual gains, if any, on stock option exercises will depend on the amount, if any, by which the fair market value exceeds the option exercise price on the date the option is exercised. There is no assurance that the amounts reflected in this table will be achieved.

(4) The option to purchase 25,000 shares of the Common Stock were canceled in August 1998 pursuant to the 1995 Stock Option Plan, as amended.

OPTION EXERCISES AND PERIOD-END VALUES.

The following table provides information on options exercised in the fiscal year ended October 31, 1998 by the Named Executive Officers, the number of unexercised options each of them held at October 31, 1998 and the value of the unexercised "in-the-money" options each of them held as of that date.

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                    UNDERLYING                 IN-THE-MONEY OPTIONS
                                                               OPTIONS/AT FY END(#)(1)             AT FY-END ($)
                             SHARES            VALUE           -----------------------            --------------
                           ACQUIRED ON       REALIZED($)           EXERCISABLE/                    EXERCISABLE/
NAME                      EXERCISE (#)                             UNEXERCISABLE                 UNEXERCISABLE(1)
Frazier L. Gaines              ---               ---                210,000/---                    $804,375/---

Gideon D. Taylor               ---               ---                220,000/---                    $585,000/---

Billy V. Ray, Jr.              ---               ---              100,000/10,000                       $0/$0

Richard J. Sandulli            ---               ---                30,000/---                      $73,125/---

------------
(1) On December 31, 1998, in an effort to clear up a large number of ambiguities in the minutes of Board of Director meetings and in order to maintain compliance with various debtor documents as well as to keep the Company in substantial compliance with certain rules of the Securities and Exchange Commission and Nasdaq, the Board of Directors rescinded all of the above options grants and reissued new options in the amounts set forth above at the calculated fair market value per share on December 31, 1998, which was $5.75.

EMPLOYMENT AND CONSULTING AGREEMENTS

BILLY V. RAY, JR., President, Chief Executive Officer and Acting Chief Financial Officer and Director, is party to an employment agreement, dated December 1, 1998 with the Company (the "Ray Employment Agreement"). The Ray Employment Agreement terminates on November 30, 2000, and provides that Mr. Ray is to be paid a salary of $180,000 per year, plus a monthly housing allowance of $1,500 per month and an automobile allowance of $500 per month, plus health insurance and other benefits. The Ray Employment Agreement may be extended for an additional two year period. The Ray Employment Agreement also contains a covenant by Mr. Ray not to compete with the Company for a period of three years following his employment. The Ray Employment Agreement also provides that if Mr. Ray's employment is terminated with cause, Mr. Ray would be entitled to 90 days prior notice. However, should Mr. Ray be terminated without cause, Mr. Ray would be paid out the remainder of his contract, or for 90 days, whichever is greater. In addition, the Ray Employment Agreement provides for the grant of 100,000 options to purchase 100,000 shares of the Common Stock, as approved by the Company's Board of Directors, which vest immediately. On December 31, 1998, the Company's Board of Directors rescinded the above grant of options and issued new options to purchase 100,000 shares through December 31, 2001 at an exercise price of $5.75 per share.

EDWARD POLLOCK, In-House Counsel, is party to an employment agreement, dated January 1, 1999 with the Company (the "Pollock Employment Agreement"). The Pollock Employment Agreement terminates on December 31, 2000 and provides that Mr. Pollock is to be paid an initial salary of $10,000 per month for the period from January 1, 1999 to June 30, 1999, increased to $11,000 per month for the period from July 1, 1999-December 31, 1999, increased to $12,000 monthly for the period from January 1, 2000 to June 30, 2000, and increased to $12,500 monthly for the period from July 1, 2000 to December 31, 2000. In addition, the Pollock Employment Agreement provides an automobile allowance of $300 per month, plus health insurance and other benefits. The Pollock Employment Agreement may be extended for an additional two year period. The Pollock Employment Agreement also contains a covenant by Mr. Pollock not to compete with the Company for a period of three years following his employment. The Pollock Employment Agreement also provides that if Mr. Pollock is terminated with cause, Mr. Pollock would be entitled to 90 days prior notice. However, should Mr. Pollock be terminated without cause, Mr. Pollock would be paid out the remainder of his contract. In addition, the Pollock Employment Agreement provides for the grant of options to purchase 40,000 shares of the Common Stock, as approved by the Company's Board of Directors, which vest over a three year period (15,000 options vested on January 1, 1999, 15,000 options will vest on January 1, 2000 and 10,000 options will vest on January 2, 2001), unless there is a change in control/ownership of the Company, in which case, the options will vest immediately.

CURTIS A. "BUTCH" DALE, Chief Operating Officer, is party to an employment agreement, dated August 17, 1998 with the Company (the "Dale Employment Agreement"). The Dale Employment Agreement terminates on August 16, 2001, and provides that Mr. Dale is to be paid a salary of $150,000 per year, an automobile allowance of $500 per month, plus health insurance and other benefits. The Dale Employment Agreement also contains a covenant by Mr. Dale not to compete with the Company for a period of one year following his employment. The Dale Employment Agreement also provides that if Mr. Dale is terminated with cause that Mr. Dale would be entitled to 90 days prior notice. However, should Mr. Dale be terminated without cause, Mr. Dale would be paid out the remainder of his contract, or for 180 days, whichever is greater. In addition, the Dale Employment Agreement provides for the grant of options to purchase 100,000 shares of the Common Stock, as approved by the Company's Board of Directors, which vests after one year of employment, or immediately upon either a change in control/ownership of the Company or Mr. Dale is terminated without cause. On December 31, 1998, the Company's Board of Directors rescinded the above grant of options and issued new options to purchase 100,000 shares, which options are fully vested and are exercisable at $5.75 per share through December 31, 2004.

JESUS G. "JAY" DOMINGUEZ, Chief Accounting Officer, is party to an employment agreement, dated April 27, 1998 with the Company (the "Dominguez Employment Agreement"). The Dominguez Employment Agreement terminates on April 26, 2001, and provides that Mr. Dominguez is to be paid a salary of $125,000 per year, plus an automobile allowance of $500 per month, plus health insurance and other benefits. The Dominguez Employment Agreement also contains a covenant by Mr. Dominguez not to compete with the Company for a period of one year following his employment. The Dominguez Employment Agreement also provides that if Mr. Dominguez is terminated with cause that Mr. Dominguez would be entitled to 90 days prior notice. However, should Mr. Dominguez be terminated without cause, Mr. Dominguez would be paid out the remainder of his annual contract salary, or for 180 days, whichever is greater. In addition, the Dominguez Employment Agreement provides for the grant of options to purchase 50,000 shares of Common Stock, as approved by the Company's Board of Directors, which vests after one year of employment, or immediately upon either a change in control/ownership of the Company or Mr. Dominguez is terminated without cause. On December 31, 1998, the Company's Board of Directors rescinded the above grant of options and issued new options to purchase 50,000 shares at an exercise price of $5.75 per share through December 31, 2004.

GIDEON D. TAYLOR, Vice President of Special Projects, is party to an employment agreement, dated December 7, 1998 with the Company (the "Taylor Employment Agreement"). The Taylor Employment Agreement terminates on June 6, 1999 and may be extended for a one year term at the option of the Company, and provides that Mr. Taylor is to be paid at a rate of $15,000 per month, plus an automobile allowance of $500 per month, health and life insurance and other benefits. The Taylor Employment Agreement also provides that the Company will pay all fringe benefits plus $75,000 per year for the number of years equal to Mr. Taylor years of service, subject to a minimum of ten (10) years, and will be payable beginning at Mr. Taylor termination date. The Taylor Employment Agreement also contains a covenant by

Mr. Taylor not to compete with the Company for a period of three years following his employment. The Taylor Employment Agreement also provides that if Mr. Taylor is terminated with cause that Mr. Taylor would be entitled to 30 days prior notice. However, should Mr. Taylor be terminated without cause which can only be effected by a majority vote of the Company's Board of Directors, Mr. Taylor would be paid the remaining balance on the employment contract plus regular Company fringe benefits.

FRAZIER L. GAINES, President of Able Telcom International, is party to an employment agreement, dated November 12, 1998 with the Company (the "Gaines Employment Agreement"). The Gaines Employment Agreement terminates on November 11, 2001, may be extended for one additional year, allows for a consulting agreement to be signed at the end of the initial three year term, and provides that Mr. Gaines is to be paid a salary of $200,000 per year, health and life insurance, other fringe benefits, and a monthly automobile allowance of $500. The Gaines Employment Agreement also provides that the Company will also pay all fringe benefits plus $60,000 per year for the number of years equal to Mr. Gaines years of service and will be payable beginning at Mr. Gaines termination date. The Gaines Employment Agreement also contains a covenant by Mr. Gaines not to compete with the Company for a period of three years following his employment. The Gaines Employment Agreement also provides that if Mr. Gaines is terminated with cause that Mr. Gaines would be entitled to 30 days prior notice. However, should Mr. Gaines be terminated without cause, Mr. Gaines would be paid one-year's severance plus regular Company fringe benefits. $100,000 of this amount would be payable immediately upon termination with the remainder of $100,000 payable within 45 days from termination. In addition, the Gaines Employment Agreement provides for the grant of options to purchase 100,000 shares of the Common Stock, subject to approval by the Company's Board of Directors, which vest over a three year period, or immediately upon either a change in control/ownership of the Company. To date, these options have not been approved by the Company's Board of Directors.

STACY JENKINS, President of MFS Network Technologies, Inc., is party to an employment agreement, dated July 16, 1998 with the Company (the "Jenkins Employment Agreement"). The Jenkins Employment Agreement terminates on July 15, 2001, and provides that Mr. Jenkins is to be paid a salary of $200,000 per year, an automobile allowance of $500 per month, plus health insurance and other benefits. The Jenkins Employment Agreement also contains a covenant by Mr. Jenkins not to compete with the Company for a period of two years following his employment. The Jenkins Employment Agreement also provides that if Mr. Jenkins is terminated with cause that Mr. Jenkins would be entitled to 30 days prior notice. However, should Mr. Jenkins be terminated without cause, Mr. Jenkins would be paid out the remainder of his annual salary contract rate, or for 90 days, whichever is greater. In addition, the Jenkins Employment Agreement provides for the grant of options to purchase 100,000 shares of the Common Stock, as approved by the Company's Board of Directors, which vest after one year of employment, or immediately upon either a change in control/ownership of the Company or Mr. Jenkins is terminated without cause. On December 31, 1998, the Company's Board of Directors rescinded the above grant of options and issued new options to purchase 100,000 shares at $5.75 per share through December 31, 2000 or 90 days after termination of employment, whichever is earlier.

G. VANCE CARTEE, President of MFS Transportation Systems, Inc., is party to an employment agreement, dated January 4, 1999 with the Company (the "Cartee Employment Agreement"). The Cartee Employment Agreement terminates on January 2, 2001, and provides that Mr. Cartee is to be paid a salary of $150,000 per year, plus insurance and other benefits. The Cartee Employment Agreement also contains a covenant by Mr. Cartee not to compete with the Company for a period of one year following his employment. The Cartee Employment Agreement also provides that if Mr. Cartee is terminated with cause that Mr. Cartee would be entitled to 90 days prior notice. However, should Mr. Cartee be terminated without cause, Mr. Cartee would be paid out the remainder of his contract, or for 180 days, whichever is greater. In addition, the Cartee Employment Agreement provides for the grant of options to purchase 40,000 shares of the Common Stock, as approved by the Company's Board of Directors, which vest on January 1, 2000, or immediately upon either a change in control/ownership of the Company or Mr. Cartee is terminated without cause. On December 31, 1998, the Company's Board of Directors rescinded the above grant of options and issued new options to purchase 40,000 shares at $5.75 per share, all of which are fully vested, through December 31, 2001.

J. BARRY HALL, President of the Transportation Services Group, which includes both Transportation Safety Contractors, Inc. ("TSCI") and Georgia Electric Company, is party to an employment agreement dated October 12, 1996 with TSCI (the "Hall Employment Agreement"). The Hall Employment Agreement terminates on October 11, 2001, and provides that Mr. Hall is to be paid a salary of $150,000 per year, plus insurance and other benefits. The Hall Employment Agreement also contains a covenant by Mr. Hall not to compete with the Company for a period of two years following his employment, unless the Company terminates the Hall Employment Agreement for cause or if Mr. Hall terminates the agreement with good reason, in which case the non-competition period will terminate after six (6) months (which period may be extended by the Company up to one year in exchange for additional compensation). In addition, an additional $100,000 in annual salary has been assigned to J. Barry Hall from Gerry Hall, a former Chief Executive Officer of the Company currently under contract.

RICHARD A. BOYLE, President of the Patton Management Group, is party to an employment agreement, dated April 1, 1998 with the Company (the "Boyle Employment Agreement"). The Boyle Employment Agreement terminates on March 31, 2000, and provides that Mr. Boyle is to be paid a salary of $159,000 per year, plus insurance and other benefits. The Boyle Employment Agreement also contains a covenant by Mr. Boyle not to compete with the Company for a period of two years following his employment. Also, per the terms of the Patton Management Corporation acquisition, Mr. Boyle's non-competition agreement has been extended for one additional year. The Boyle Employment Agreement also provides that if Mr. Boyle is terminated with cause that Mr. Boyle would not be entitled to any notice.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended October 31, 1998, compensation for the Company's Officers was determined by the Company's Compensation Committee, consisting of Messrs. C. Frank Swartz, Thomas Davidson and Gideon Taylor, of which Messrs. Swartz and Davidson are non-employee members of the Board of Directors. Mr. Taylor was Chairman of the Compensation Committee from November 1, 1997 through August 18, 1998. On August 18, 1998, Mr. Davidson became the Chairman of the Company's Compensation Committee. During the year, Mr. Taylor was Chairman of the Company's Board of Directors and the Company's Chief Administrative Officer.

In April 1998, the Company engaged Washington Equity Partners ("WEP") as an advisor in connection with the acquisition of MFS Network Technologies, Inc., a division of WorldCom, Inc. ("MFSNT Acquisition"), including the financing thereof. At the time of the engagement, Mr. Thomas M. Davidson who subsequently became a member of the Company's Board of Directors and a member of the Compensation Committee, was Managing Director of WEP. In connection with the engagement, the Company agreed to pay WEP a fee if the Company consummated the financing of the MFSNT Acquisition through an investor contacted by WEP. Such fee equals 2% of the gross proceeds of any senior indebtedness issued by the Company, 3% of the gross proceeds of any subordinated indebtedness issued by the Company, and 4% of the gross proceeds of any equity securities issued by the Company. In addition, the Company agreed to pay WEP, upon the consummation of the MFSNT Acquisition, a fee of 2% of the aggregate purchase price paid by the Company for this acquisition up to $50 million, and 1-1/2% of the aggregate purchase price in excess of $50 million. The Company also committed to reimburse WEP for its reasonable travel and out-of-pocket expenses (up to a maximum of $20,000 without prior approval) incurred in connection with its engagement. Under the agreement, the Company agreed to indemnify WEP and its permitted assigns against all losses and expenses, including reasonable counsel fees and expenses, arising out of the MFSNT Acquisition or the financing, except any losses or expenses found in a final judgment by a court of competent jurisdiction to have resulted from WEP's bad faith, gross negligence or breach of its agreement with the Company. Mr. Davidson subsequently left his position as Managing Director of WEP in April 1998 and WEP assigned its rights in the agreement to Mr. Davidson, who became a Director of the Company in June 1998. On October 21, 1998, Mr. Davidson and the Company executed a letter agreement pursuant to which the Company agreed to pay Mr. Davidson $1,332,000 in satisfaction of amounts owing under the agreement with WEP with respect to the MFSNT Acquisition and the related financing.

On April 24, 1998, to finance part of the non-refundable deposit for the MFSNT Acquisition, Frazier L. Gaines, the Company's then President and Chief Executive Officer, and Gideon D. Taylor, the Company's then Chairman of the Board of Directors, borrowed $5.0 million from a bank on an unsecured basis. This loan was secured by a pledge of

1,047,000 shares of Common Stock owned by Messrs. Taylor and Gaines. On July 2, 1998, to finance an additional non-refundable deposit on the MFSNT Acquisition purchase price, Messrs. Taylor and Gaines borrowed an additional $4.2 million. This loan was also secured by a pledge of 1,047,000 shares of Common Stock owned by Messrs. Taylor and Gaines. On June 11, 1998, the Company repaid both of these loans as well as agreed to pay Messrs. Taylor and Gaines $25,000 each for interest related to the loans. On July 8, 1998, Messrs. Taylor and Gaines were granted two year options to purchase 120,000 and 80,000 shares, respectively, of the Common Stock, at an exercise price of $14.00 per share, as compensation for providing the capital necessary to fund the initial deposits required to consummate the MFSNT Acquisition. On August 11, 1998, Messrs. Taylor and Gaines each loaned the Company $1.0 million on an unsecured basis to cover certain expenses associated with the MFSNT Acquisition. These loans were repaid in full on August 17, 1998 and interest of $2,200 was paid to each Messrs. Taylor and Gaines.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On October 12, 1996, the Company acquired all of the issued and outstanding capital stock of Georgia Electric Company ("GEC"), which prior to the acquisition was owned equally by Gerry W. and J. Barry Hall (collectively, the "Halls"). Following the acquisition, Gerry Hall was elected to the Board of Directors of the Company, and on June 12, 1997, was elected President and Chief Executive Officer of the Company. Gerry Hall resigned as President, Chief Executive Officer and a director of the Company on March 2, 1998. The purchase price for the GEC acquisition was $3 million in cash, plus the issuance at the end of each of the next five fiscal years of a number of shares of Common Stock to be determined pursuant to a formula contained in the acquisition agreement by dividing a dollar figure derived from GEC's actual pre-tax profits and operating margins compared with target profits and margins for each such fiscal year by a discounted per share price. In the event that GEC is sold by the Company prior to the end of fiscal year 2001, the Company is obligated to issue to Gerry Hall and Barry Hall a number of shares of Common Stock having a market value (as determined in accordance with the contract) of $1 million for each year that earn-out consideration remains payable. The GEC acquisition agreement was amended in February 1998 to increase the percentage discount applicable to the price of the Common Stock for purposes of determining the number of shares to be issued with respect to each fiscal year and to limit the total market value of the shares of Common Stock which could be issued under the agreement.

In November 1997, a subsidiary of the Company assumed the obligations of Ten-Ray Utility Construction, Inc. ("Ten-Ray"), a North Carolina corporation, as contractor under two network construction contracts and paid the costs Ten-Ray had accrued under the contracts of approximately $131,000. On January 30, 1998, the Company purchased from Ten-Ray certain construction equipment used in connection with the contracts. The purchase price for the equipment was the satisfaction of Ten-Ray's bank loans secured by the equipment in the amount of $330,188, including principal and interest, which in the opinion of the executives of the subsidiary was not more than the fair market value of the equipment. Billy V. Ray, Jr., then the Company's Chief Financial Officer and currently, the Company's Chief Executive Officer, President and Acting Chief Financial Officer, beneficially owned approximately 7.7% of the voting stock of Ten-Ray and had personally guaranteed the equipment loans to the bank.

On July 1, 1997, the Company entered into a six month consulting agreement with Nelles & Associates, Inc. ("NAI"), an international telecommunications consulting firm founded by Robert C. Nelles, a Director of the Company. The consulting agreement provided for NAI to be paid $6,000 per month to provided consulting services in support of the Company's business activities for eight days per month and for Mr. Nelles to be granted options to purchase 15,000 shares of Common Stock. On January 1, 1998, the Company entered into a three month consulting agreement with NAI which provided for NAI to be paid $2,000 per month to provide consulting services in support of the Company's business activities for up to three days per month and an hourly fee for additional services. On March 6, 1998, the Company entered into a four month consulting agreement with NAI, pursuant to which Mr. Nelles served as the interim Chief Operating Officer of the Company for which the Company paid him consulting fees of $12,500 per month, provided Mr. Nelles with the use of a leased automobile and reimbursed NAI for temporary living, travel and related expenses incurred in connection with Mr. Nelles' performance of services as interim Chief Operating Officer.

See also "Compensation Committee Interlocks and Insider Participation" regarding certain related party transactions with between the Company, members of the Compensation Committee and with Mr. Frazier Gaines, the former President and Chief Executive Officer of the Company and a Director of the Company.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT ON EXECUTIVE COMPENSATION

During the fiscal year ended October 31, 1998, the Compensation Committee was responsible for setting and approving the salaries, bonuses and other compensation for the Company's Executive Officers, establishing compensation programs, and determining the amounts and conditions of all grants of awards under the Plan.

Compensation Objectives. The Compensation Committee believes that the objectives of executive compensation are to attract, motivate and retain highly qualified executives, to align the interests of these executives with those of the Company's shareholders and to motivate Company executives to increase shareholder value by improving corporate performance and profitability. To meet these objectives, the Board of Directors seeks to provide competitive salary levels and compensation incentives that attract and retain qualified executives, to recognize individual performance and achievements as well as performance of the Company relative to its peers, and to encourage ownership of Company stock.

Executive Salaries. Base salaries for executives are determined initially by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent, and the compensation practices among public companies of the size of, or in businesses similar to, the Company. Salary adjustments are determined and normally made at twelve-month intervals.

Annual Bonuses. The Company has historically paid bonuses to executives whom the Board of Directors determines have contributed materially to the Company's success during the most recently completed fiscal year. The bonuses are intended to enable the Company's executives to participate in the Company's success as well as to provide incentives for future performance. Bonus compensation has typically been determined as a percentage of the executive's salary based upon the pre-tax net income of the Company as a whole or the subsidiary which employs the executive.

Compensation of the Chief Executive Officer. The compensation of Gerry W. Hall, former President and Chief Executive Officer of the Company, is fixed pursuant to the Hall Employment Agreement. The Board of Directors increased Mr. Hall's annual base salary to $200,000 in connection with his appointment on June 12, 1997 as the Company's President and CEO. The increase was based upon arms-length negotiations between Mr. Hall and the remaining members of the Board of Directors. In agreeing to increase Mr. Hall's compensation, the Board of Directors sought to provide an appropriate incentive to Mr. Hall, who has extensive experience in the Company's industry by virtue of his former ownership and management of GEC, to accept an appointment as the Company's Chief Executive Officer. The Board of Directors believes that Mr. Hall's salary was appropriate for the chief executive officer of a public company the size of the Company. See "Summary Compensation Table" for information concerning Mr. Hall's compensation. Mr. Hall resigned as CEO of the Company in March 1998 and resumed full time performance of his duties at GEC pursuant to the terms of the Hall Employment Agreement. The Board of Directors approved payment of a bonus to Mr. Hall of $75,000, based upon the Company's operating results and strategic accomplishments during the period of Mr. Hall's service as President and Chief Executive Officer.

Frazier Gaines served as the CEO of the Company from March 1998 through November 1998 (excluding August 19-31, 1998). During the fiscal year ended October 31, 1998. Mr. Gaines was paid $153,986. Mr. Gaines received other compensation that is more fully presented in the "Summary of Compensation" above.

Stock Options. The Board of Directors may grant to certain employees of the Company long-term incentives consisting of non-qualified stock options and incentive stock options. In order to vary the types of awards that may be offered, the Board of Directors approved the Plan Amendments, which will increase the number of shares of stock available for grant under the Stock Option Plan and will allow for the grant of shares of Common Stock subject to restrictions. During fiscal year 1998, the Board of Directors approved grants of stock options to Messrs. Hall, Gaines, Taylor and Ray. See "Executive Compensation--Option Grants During the Fiscal Year Ended October 31, 1998".

                                            Respectfully Submitted:

                                            Thomas Davidson, Chair
                                            C. Frank Swartz
                                            Gideon D. Taylor

STOCK PERFORMANCE

The following performance graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the Standard and Poor's 500 index, the NASDAQ Telecommunications Stocks Index, and a self-determined peer group consisting of Advanced Communications Systems, Inc., AmeriLink Corp.; ANTEC Corporation; C-Cor Electronics, Inc.; Comtech Telecommunications Corp.; Dycom Industries, Inc.; Eltrax Systems, Inc.; Internet Communications Corp.; IPC Information Systems, Inc.; IWL Communications, Inc.;MasTec, Inc.; NumereX Corp.; Porta Systems Corp.; Tollgrade Communications Corp.; View Tech, Inc.; and World Access, Inc. In fiscal 1998, due to a change in business associates with MFSNT the peer group was changed by adding Lockheed Martin ("peer group-new"). The cumulative total return for each of the periods shown in the performance graph is measured assuming an initial investment of $100 on October 31, 1991 and assuming dividend reinvestment. No dividends have been paid on the Common Stock.

                 COMPARISON OF 12-MONTH CUMULATIVE TOTAL RETURN

Among Able Telcom Holding Corp., the S&P 500 Index, a self-determined peer group and the NASDAQ Telecommunications Stocks Index

                                        10/31/94     10/31/95     10/31/96      10/31/97     10/31/98
Able Telcom Holding Corp.                   78           59             93          86          79

Peer Group-Old                              47           85            175         171         147

Peer Group-New                             109          159            216         240         273

S&P 500                                    104          131            163         215         263

NASDAQ
Telecommunications                          84           95             99         145         200

    THE BOARD OF DIRECTORS VOTES "FOR" ELECTING THE SLATE OF SIX DIRECTORS TO
       SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR
                 RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED

                                 PROPOSAL NO. 2:

         TO RATIFY AND APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF (A) COMMON
  STOCK FROM 25 MILLION TO 100 MILLION AND (B) PREFERRED STOCK FROM ONE MILLION
                                TO FIVE MILLION

BACKGROUND

On March 4, 1999, the Board of Directors unanimously adopted a resolution setting forth proposed amendments (the "Amendments") to the Company's Articles of Incorporation ("Articles")

1. authorizing an amendment to the first paragraph of Article III of the Articles to increase the number of authorized shares of

         /bullet/ Common Stock from 25 million shares to 100 million shares, and

         /bullet/ Preferred Stock, par value $.10 ("Blank Check Preferred Stock" or "Preferred Stock") from one million shares to five million shares; and

2. directing that the Amendments be submitted to the Shareholders for their review, adoption and approval at the Company's 1999 Annual Meeting of Shareholders.

As of the Record Date, there were

         /bullet/ 25 million shares of Common Stock authorized, of which _______ shares of Common Stock were issued and outstanding, and

         /bullet/ one million shares of Preferred Stock, of which

                  --1,200 shares have been designated as of Series A Convertible Preferred Stock ("Series A Preferred Stock"), of which no shares remain issued and outstanding, and

                  --4,000 shares have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), of which 779 shares remain issued and outstanding.

EFFECT OF THE INCREASE IN AUTHORIZED SHARES

Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock. The additional authorized Preferred Stock may be issued by resolutions of a majority of the Board of Directors of the Company in one or more series with such designations, powers, preferences and relative, participating, option and other rights, including without limitation, dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences and such qualifications and limitations as the Board of Directors shall determine. Assuming the Amendment is approved, no further Shareholder approval is required for the issuance of authorized Common Stock or Preferred Stock.

REASONS FOR INCREASING THE NUMBER OF AUTHORIZED SHARES

Of the 25 million shares of Common Stock currently authorized for issuance under the Articles, as of the Record Date there were __________ shares of Common Stock issued and outstanding. As of the Record Date, there were

         /bullet/ certain outstanding options and warrants to purchase approximately ____________ additional shares of Common Stock, for a total of approximately ________________ shares (on a fully diluted basis), and

         /bullet/ 779 shares of Series B Preferred Stock outstanding, with a stated value of $5,000 per share, which are convertible into an indeterminable number of additional shares.

Additionally, pursuant to the terms of certain agreements with the holders of the "Series B Securities," as defined in Proposal No. 5 below, the Company is required to reserve approximately ________ shares of Common Stock, (estimated based on the closing price of the Common Stock on ________, 1999). By increasing the number of authorized shares of Common Stock from 25 million to 100 million, the Company will have more than a sufficient number of shares in the event that all derivative securities are converted or exercised, as well as to meet its contractual obligations to the holders of the Series B Preferred Stock.

The Amendment will also authorize an increase in the number of authorized shares of Preferred Stock from one million shares to five million shares, on terms which may be fixed by the Board of Directors without further Shareholder action. The Articles currently authorize 1,000,000 shares of Preferred Stock. As of the Record Date,

         /bullet/ 1,200 shares have been designated as Series A Convertible
                  Preferred Stock, none of which remain issued or outstanding, and

         /bullet/ 4,000 shares have been designated as Series B Convertible
                  Preferred Stock, of which 779 shares remain issued and outstanding.

The terms of any series of Preferred Stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the Common Stock. The Company has no present plans to issue any additional shares of Preferred Stock.

Increasing the number of authorized shares of Common Stock as well as Preferred Stock will allow the Company's Board of Directors to have the flexibility to act promptly to meet future business needs as such needs arise. Sufficient shares should be readily available for general corporate purposes, including for maintaining the Company's financial and capital raising flexibility, in the event of stock splits or stock dividends, for acquisitions and mergers, in connection with employee benefit plans and for other proper business purposes.

Furthermore, by having additional shares readily available, the Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding additional special Shareholders' meetings. The Board however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the Shareholders only if the action is permissible under Florida Law, and the rules of the exchange on which the Common Stock is listed (currently the Nasdaq National Market System). There are no additional costs or expenses due to the State of Florida, where the Company is incorporated, as a result of the increase in authorized shares, other than the costs associated with the filing of an Amendment to the Company's Articles of Incorporation.

Moreover, the additional authorized shares of Common Stock and Preferred Stock may be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The Company is not currently aware of any effort to obtain control of the Company and has no plans to use the new shares for purposes of discouraging any such effort. Similarly, the Company has no present plans, agreements, commitments or understandings to issue or use these proposed additional shares of Common Stock or Preferred Stock in connection with any acquisitions, financing transactions, or other corporate transactions, however, it may do so in the foreseeable future.

If Proposal No. 2 is approved, the first paragraph of Article III of the Articles of Incorporation will read as follows:

                                   ARTICLE III

         The number of shares of stock that this Corporation is authorized to have outstanding at any one time is:

                  ONE HUNDRED AND FIVE MILLION (105,000,000) SHARES CONSISTING OF ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK HAVING A PAR VALUE OF ONE TENTH OF A CENT ($.001) PER SHARE AND FIVE MILLION (5,000,000) SHARES OF PREFERRED STOCK HAVING A PAR VALUE OF TEN CENTS ($.10) PER SHARE.

If Shareholder approval is obtained, the Amendment becomes effective once it is filed with Secretary of State of the State of Florida, which is expected to occur as soon as possible after the Shareholders approve the Amendment.

        THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" APPROVING AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE
     NUMBER OF AUTHORIZED SHARES OF (A) COMMON STOCK FROM 25 MILLION TO 100
        MILLION AND (B) PREFERRED STOCK FROM ONE MILLION TO FIVE MILLION


                                 PROPOSAL NO 3:

     TO AMEND ABLE'S 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
        AUTHORIZED FOR ISSUANCE FROM 1,300,000 TO 3,500,000 AND TO MODIFY
                  CERTAIN OF THE TERMS OF THE INITIAL GRANT OF
                       OPTIONS TO NON-AFFILIATE DIRECTORS

BACKGROUND

The Company is seeking Shareholder approval to amend Able's 1995 Stock Option Plan, as amended (the "Plan"), to (i) increase the maximum number of options and underlying shares of Common Stock available for issuance under the Plan from 1,300,000 shares to 3,500,000 shares and (ii) modify certain of the terms of the initial grant of options to non-affiliate Directors including (A) increasing the initial grant of options to non-Affiliate Directors to 10,000 non-qualified stock options and (B) extending the expiration of the term of such options to the earlier of (I) six years or (II) two years after the date such optionee no longer serves on the Board. The amendment was adopted by the Board on March 4, 1999, subject to Shareholder approval at the Annual Meeting. Below is a summary of certain key provisions of the Plan. Because it is a summary, it may not contain all the information that is important. Before deciding how to vote, Shareholders should review the full text of the Plan, which is attached as Appendix A. The proposed amendments are also highlighted.

In addition to the Plan, the Company has also granted options outside the Plan to non-employee members of the Board of Director's totaling 130,000 options underlying the Common Stock, as well as reserved 1,200,000 options underlying the Common Stock for employees of the Company's subsidiaries, MFS Network Technologies, Inc. and MFS Transportation Systems, Inc., of which significantly all of the options have been granted as of December 31, 1998.

HOW MANY SHARES OF COMMON STOCK ARE CURRENTLY AVAILABLE UNDER THE STOCK OPTION PLAN?

Under the Plan, stock options to purchase an aggregate of not more than 1,300,000 shares of Common Stock, subject to certain adjustments to reflect changes in Able's corporate structure or shares of Able, may be granted from time to time to employees of, consultants and advisors to, Able and its affiliates, and directors who are neither officers nor employees of Able or its affiliates. In general, if stock options are for any reason canceled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of options. No options may be granted under the Stock Option Plan after September 19, 2005.

WHY IS THE COMPANY PROPOSING TO INCREASE THE NUMBER OF AUTHORIZED SHARES?

Of the 1,300,000 shares of Common Stock authorized for issuance under the Plan, as of March 31, 1999, there were only __________ shares that remain unissued and unreserved. The Board believes this number of shares is insufficient to adequately serve the purposes and objectives of the Plan. The proposed amendment increases the number of shares of Common Stock authorized for issuance under the Plan by 2,200,000. The Company believes that the increase in the number of shares is necessary in order to ensure that Able will have a sufficient reserve of Common Stock under the Plan to continue to attract, retain and motivate key individuals essential to Able's long-term growth and success. The availability of additional shares under the Plan also serves to encourage qualified persons to seek and accept employment with Able.

WHY IS THE COMPANY PROPOSING TO INCREASE THE NUMBER OF OPTIONS GRANTED TO NON-AFFILIATE DIRECTORS AND EXTENDING THE EXPIRATION OF THE EXERCISE PERIOD?

The Board of Directors believes that in order to attract highly qualified, well-respected non-employee Directors to its Board, it is necessary to initially grant non-qualified stock options ("NQSOs") to purchase at least 10,000 shares of Common Stock in the Company (an increase of 5,000 options currently described in the Plan). As a result, the Board of Directors has proposed modifying Section 7(a) of the Plan to initially grant a NQSO to purchase 10,000 shares of Common Stock. Additionally, the expiration of the option term is currently the earlier of (i) the date which is six years from the date of its grant or (ii) the date which is 30 days after the date that such Optionee shall no longer serve as a member of the Board. The Board of Directors is proposing to extend the expiration of the option term to the earlier of (i) the date which is six years from the date of its grant or (ii) the date which is two years after the date that such Optionee shall no longer serve as a member of the Board. By extending the term, non-affiliate Directors will have more time to exercise their options, which in turn, could result in additional revenues to the Company upon such exercise(s).

WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

All employees, non-employee Directors who do not own more than 5% of any class of Able's outstanding capital stock, consultants or advisors of Able and its affiliates are eligible to participate in the Plan.

WHO ADMINISTERS THE PLAN?

Able's Board of Directors administers the Plan (the "Plan Administrators"). The Plan Administrators select those persons who are eligible for awards, determine the types of awards and the number of shares subject to the awards, and set the terms and conditions of the awards. The Plan Administrators are also authorized to interpret the Plan, establish, amend and rescind any rules and regulations relating to the Plan, and make all other determinations which are necessary for the administration of the Plan. The Board may amend, revise or terminate the terms of the Stock Option Plan or any part thereof without further action of the Shareholders; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the Shareholders and any change in the Stock Option Plan that may impair any option or deprive any optionee of shares that may have been granted to him under the Stock Option Plan requires the consent of the optionee.

WHAT TYPE OF AWARDS MAY BE GRANTED UNDER THE PLAN?

The awards granted under the Plan may be either (i) stock options, which may be either options which qualify as "incentive stock options" ("ISOs") designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify (NQSOs), and (ii) restricted stock.

WHAT ARE THE DETAILS OF THE STOCK OPTIONS?

Stock options intended to be ISOs may be granted to employees and to those intended to be NQSO, to directors who are neither officers nor employees of the Company, consultants and other persons who provide services to Able and its affiliates. The Plan Administrators determine the purchase price of each share of Common Stock purchasable under any ISO at the time of grant, however, the purchase price cannot be less than 100% of the fair market value of Common Stock on the date the option is granted. The purchase price per share of Common Stock purchasable under any NQSO will be determined by the Plan Administrators.

Non-employee directors may receive nondiscretionary grants of NQSOs under the Stock Option Plan in accordance with the terms thereof. The Plan currently [illegible] non-employee director will receive a grant of an option to purchase 5,000 shares of Common Stock as of the date he or she begins service as a director on the Board at an exercise price equal to 100% of the fair market value of Able's Common Stock on the date the option is granted. The proposal seeks to change this provision such that each Director, at the completion of eacb year's Annual Meeting, would receive an option to purchase 10,000 shares.

Options will vest and become exercisable only after the non-employee director has served as a director of Able for at least one year; provided, however, that the option will not vest if the non-employee director fails to attend at least 60% of all Board meetings and meetings of committees of which he or she is a member, which take place between the date of grant and the first anniversary of the date of grant.

DO OPTIONEES HAVE SHAREHOLDER RIGHTS?

Optionees have shareholder rights (E.G., right to vote and receive dividends) when they exercise their options and receive shares of Common Stock.

WHEN DO THE STOCK OPTIONS EXPIRE?

Each stock option expires and is no longer exercisable on such dates as the Plan Administrators determine when the options are granted. Any NQSO granted to a non-employee Director expires on the earlier of

         /bullet/ six years from the date the option is granted, or

         /bullet/ 30 days after the optionee no longer serves as a member of the Board. Stock options can also be terminated under certain circumstances following a "Change of Control" (as set forth below).

                  Approval of Proposal No. 3 would extend the 30 days to two
                  (2) years.

WHAT ARE THE DETAILS OF AWARDS OF COMMON STOCK?

The Plan Administrators may grant awards to employees consisting of shares of Common Stock, which may be subject to such restrictions and on such terms and conditions as the Plan Administrators may determine, including the time period over which such shares will become vested, the date or dates as of which the risk of forfeiture of the shares will lapse, the establishment of conditions for the lapse or termination of the risk of forfeiture other than the expiration of the vesting period, and the circumstances under which vesting requirements will be waived or accelerated.

Upon the award of Common Stock, the recipient has all rights of a shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares.

ARE AWARDS ASSIGNABLE?

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution. Each stock option is exercisable during the optionee's lifetime and only by the optionee.

WHAT HAPPENS IF THERE IS A CHANGE IN ABLE'S CORPORATE STRUCTURE?

If Able's corporate structure changes or if there is a change in Able's shares (i.e., a recapitalization, stock split, reverse stock split, consolidation, rights offering, stock dividend, reorganization or liquidation), the Plan Administrators will make such substitution or adjustment in the number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding awards under the Plan in order to maintain the purpose of the original grant.

WHAT HAPPENS TO THE OPTIONS UPON A CHANGE OF CONTROL OF ABLE?

A Change of Control occurs from the dissolution or liquidation of Able, or a reorganization, merger or consolidation of Able with one or more corporations where Able is not the surviving entity, or a transfer of substantially all of Able's property or more than 80% of Able's then outstanding shares to another corporation not controlled by Able's shareholders. Upon a Change of Control, the Plan and any outstanding options will be terminated unless provision is made in connection with such transaction for the assumption and continuation of the Plan and the options or the substitution of new options covering the shares of a successor corporation, and all vesting requirements, risks of forfeiture and other restrictions shall lapse and terminate. If no such provision is made, Able will give all option holders advance written notice of the Change of Control, all options will become fully exercisable and the option holders will then have 30 days to exercise their options.

WHAT ARE THE FEDERAL INCOME TAX ASPECTS OF THE STOCK OPTIONS?

Incentive Stock Options ("ISOs").

The following is a summary of the federal income tax consequences generally arising with respect to stock options granted and to be granted under the Plan. The grant and exercise of an ISO generally results in no taxable income to the participant and no income tax deduction for Able; it does not set forth any state or local income tax or estate tax consequences that may be applicable. If the participant holds the shares acquired upon exercise of an ISO for at least two years from the date of the grant of the ISO and at least one year from the date of exercise, the participant will recognize long-term capital gain or loss upon a subsequent sale of the shares based upon the difference between the sale proceeds and the fair market value of the shares on the exercise date and no deduction would be allowed to Able for federal income tax purposes. If the participant disposes of the shares acquired upon exercise of an ISO within either of the holding periods described above, the participant will generally recognize as ordinary income an amount equal to the lesser of

         /bullet/ the fair market value of Able's Common Stock on the date of exercise over the exercise price, or

         /bullet/ the amount realized upon disposition over the exercise price.

In such event, Able generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the participant as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

Nonqualified Stock Options ("NQSOs").

The grant of an NQSO has no tax consequences to the Company or to the participant, unless such option has a readily ascertainable fair market value (as determined under applicable tax law at the time of grant). Upon exercise of an NQSO, however, the participant generally will recognize ordinary income in the amount of the excess of the fair market value on the date of exercise of the shares of Common Stock acquired over the exercise price, and such amount will be deductible for federal income tax purposes by Able. The holder of such shares will, upon a subsequent disposition of the shares, recognize short-term or long-term capital gain or loss, depending on the holding period of the shares.

All Stock Options.

With regard to both ISOs and NQSOs, the following material federal income tax consequences also apply:

         /bullet/ any officers or directors of Able subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their NQSOs;

         /bullet/ any entitlement to a tax deduction on the part of Able is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1 million limitation on deductible compensation);

         /bullet/ in the event that the exercisability or vesting of any award is accelerated because of a Change of Control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; and

         /bullet/ the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Stock options will generally qualify under one of these if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the exercise price is no less than fair market value at the time of grant and the plan under which the options are granted is approved by shareholders and is administered by a compensation committee comprised of outside directors. The Plan is not intended to comply with Section 162(m) of the Code.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

WHAT IS THE BOARD'S RECOMMENDATION?

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" AMENDING THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED
        FOR ISSUANCE FROM 1,300,000 TO 3,500,000 AND TO MODIFY CERTAIN OF THE TERMS OF THE INITIAL GRANT OF OPTIONS TO NON-AFFILIATE DIRECTORS

                         NASDAQ MARKETPLACE RULE 4460(i)

Proposals No. 4 through 7 below have been submitted for Shareholder approval pursuant to certain rules and regulations including Nasdaq Marketplace Rule 4460(i) ("Rule 4460(i)"), which is one of several non-quantitative designation criteria described in Rule 4460 and required of a Nasdaq National Market ("NNM") issuer, such as the Company. Rule 4460(i) sets forth the criteria when Shareholder approval is required.

The other non-quantitative designation criteria for NNM issuers include, among other things,

         /bullet/ distributing annual and interim reports,

         /bullet/ making available copies of shareholder and financial reports,

         /bullet/ maintaining a minimum of two independent directors,

         /bullet/ establishing and maintaining an audit committee, a majority of which shall be independent directors,

         /bullet/ holding an annual shareholders meeting,

         /bullet/ soliciting proxies and providing proxy statements for all shareholder meetings,

         /bullet/ conducting an appropriate review of all related party transactions, and

         /bullet/ being audited by an independent public accountant.

Among the events that necessitate Shareholder approval pursuant to Rule 4460(i) are the following:

(A) when a stock option plan or other arrangement is made whereby stock may be acquired by officers or directors, with certain exceptions including, among others:

         --for warrants or rights issued generally to security holders of a company or broadly based plans or arrangements including other employees such as Employee Stock Option Plans, or

         --if the arrangement or plan does not exceed the lesser of (i) 1% of the number of shares of Common Stock, (ii) 1% of the voting power outstanding, or (iii) 25,000 shares.

(B) when the issuance will result in a change of control;

(C) in connection with acquiring stock or assets of another company if where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash including, among other things:

         --the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

         --the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

(D) in connection with a transaction other than a public offering involving the sale or issuance of common stock (or securities convertible into or exercisable for common stock) either

         --at a price less than the greater of book or market value which together with the sales by officers, directors or substantial shareholders of a company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

         --equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Shareholder approval is required prior to the issuance of designated securities under paragraphs (B), (C), and (D) above.

If the Company does not maintain the criteria (including, among others, the non-designation criteria described above) required by Nasdaq or shareholder approval is not obtained, but the Company nonetheless undertakes the grants of options and issues Common Stock as described below in Proposals No. 4 through 7, the Company's securities could be delisted by Nasdaq. As a result of such an event, the Common Stock would be trading in the Over-The-Counter market on the OTC Electronic Bulletin Board. In such an event, the market price of the Common Stock may be adversely impacted and a Shareholder may find it difficult to dispose, or obtain accurate quotations as to the market value, of the Common Stock.

                                 PROPOSAL NO. 4

         TO RATIFY AND APPROVE THE ISSUANCE OF STOCK OPTIONS GRANTED TO
                 CERTAIN OFFICERS AND DIRECTORS OF THE COMPANY

BACKGROUND

During fiscal year 1998, the Company issued options to purchase an aggregate of 902,000 shares of Common Stock to employees, officers and directors of the Company and its subsidiaries at exercise prices ranging from $5.34 to $14.00 per share. On December 31, 1998, 840,000 of these options were rescinded. Immediately thereafter, the same number of options were issued on December 31, 1998 at an exercise price of $5.75, which was the average of the ten-day closing market price for the Common Stock for the period from December 16-December 30, 1998. The expiration for the exercise period for these options range from December 31, 2000 to April 24, 2005 and immediately vested on December 31, 1998.

These options were granted as an additional incentives to attract, retain and award those persons who provide management services and whose efforts and judgment the success of which the Company and its subsidiaries are largely dependent. The Board of Directors also granted these options to continue encouraging stock ownership in the Company by such persons.

NASDAQ MARKETPLACE RULE 4460(i)(1)(A)

Rule 4460(i)(1)(A) requires Shareholder approval of an arrangement when options are made where stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of a company or broadly based plans or arrangements including other employees (e.g., ESOPs). Shareholder approval is not necessary where the amount of securities which may be issued does not exceed the lesser of

         /bullet/ one percent of the number of shares of common stock,

         /bullet/ 1% of the voting power outstanding, or

         /bullet/ 25,000 shares.

Because the grant to certain Officers and Directors of the Company exceeds the de minimus limitations set forth in the Rule 4460(i)(1)(A), Shareholder approval is being sought to ratify the issuances of the options described below, and the Board of Directors is soliciting the enclosed proxy as to that decision. None of the options described in this Proposal No. 4 were granted within the Plan.

A brief description of the material terms of the stock option grants and a table summarizing the benefits to be conferred under the grants follow:

GRANT OF OPTIONS

NAME OF                    NUMBER OF                 EXERCISE        DATE OF                EXERCISE
OFFICER/DIRECTOR           OPTIONS GRANTED           PRICE           GRANT                  PERIOD THROUGH
Michael Breslin(2)           50,000                  $5.75           December 31, 1998      December 31, 2000(1)
  Former President - MFS Transportation Systems
Jonathan Bratt               30,000                  $5.75           December 31, 1998      July 3, 2004
  Director
G. Vance Cartee              40,000                  $5.75           December 31, 1998      December 31, 2001
  President - MFS Transportation Systems, Inc.
Thomas Davidson              20,000                  $5.75           December 31, 1998      July 3, 2004
  Director
John Foster                  30,000                  $5.75           December 31, 1998      July 3, 2004
  Former Director
Stacy Jenkins              100,000                   $5.75           December 31, 1998      December 31, 2000(1)
  President - MFS Network Technologies
Robert Nelles                30,000                  $5.75           December 31, 1998      July 3, 2004
  Former Director
Edward Z. Pollock            40,000                  $5.75           December 31, 1998      December 31, 2001
  In-House Counsel
Billy V. Ray, Jr.           100,000                  $5.75           December 31, 1998      December 31, 2001
  President, Chief Executive Officer and Acting Chief Financial Officer

Richard Sandulli             30,000                  $5.75           December 31, 1998      July 3, 2004
  Former Vice President-Finance and Former Director
C. Frank Swartz              20,000                  $5.75           December 31, 1998      July 3, 2004
  Chairman of the Board and Director

------------
(1) The expiration date is the earlier of December 31, 2000 or 90 days after termination of employment.
(2) In January 1999, in connection with Mr. Breslin termination of employment with the Company, 25,000 of these options were rescinded.

ADMINISTRATION

The Board of Directors administers the grant of options outside the Plan and selects those officers and directors who are eligible for awards and the number of shares subject to the awards, sets the terms and conditions of awards and makes all other determinations which are necessary for the administration of the grant of the stock options.

TYPE OF STOCK OPTION GRANTS

All grants described in Proposal No. 4 are non-qualified stock options (NQSOs). See discussion above under Proposal No. 3 for a more detailed discussion concerning NQSOs.

TAX CONSIDERATIONS

The following description addresses the federal income tax consequences of the options proposed to be ratified to the Officers and Directors of the Company and certain of its subsidiaries. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each optionee should consult his or her own tax advisor concerning the tax consequences of participation in the grant of stock options because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

The options proposed to be ratified will be treated as NQSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a NQSO until the option is exercised. When the NQSO is exercised, the optionee will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a NQSO, the excess of the amount realized from the sale over the fair market value of the shares on the date of exercise will be taxable as short-term or long-term capital gain or loss, depending on the holding period of the shares.

Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to its Chief Executive officer and the four other officers whose compensation is disclosed in the proxy statement, subject to certain exceptions. Compensation received through the exercise of an option will not be subject to the $1 million limit if the option and the plan pursuant to which it is granted meet certain requirements. The applicable requirements are

         /bullet/ the option be granted and administered by a compensation committee of outside directors,

         /bullet/ the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to any recipient during a specified period,

         /bullet/ the plan under which the option is granted is approved by the shareholders, and

         /bullet/ the exercise price of the option be not less than fair market value of the Common Stock on the date of grant.

Accordingly, the Company believes compensation received on exercise of options granted outside the Plan will be subject to the $1 million deduction limit.

REASONS, RECOMMENDATION

The Board of Directors, subject to Shareholder approval, approved the grant of stock options to certain Officers and Directors. The Board of Directors believes it would be in the best interests of the Company to allow for the issuance of such stock options to the Officers and Directors set forth above in order to attract, retain and motivate key individuals essential to the Company's long-term growth and success.

If Proposal No. 4 is not ratified by the Shareholders and the options described above nevertheless remain issued, the Company's securities could be delisted by Nasdaq. In such an event, the Common Stock would be trading in the over-the-counter market on the OTC Electronic Bulletin Board. In such an event, the market price of the Common Stock may be adversely impacted and a Shareholder may find it difficult to dispose, or obtain accurate quotations as to market value, of the Common Stock.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING AND APPROVING THE ISSUANCE OF STOCK OPTIONS GRANTED TO CERTAIN OFFICERS AND
                            DIRECTORS OF THE COMPANY

                  THE MFSNT TRANSACTION AND RULE 4460(i)(1)(C)

Proposal Nos. 5 through 7 below have been submitted for Shareholder approval pursuant to certain rules and regulations including Nasdaq Marketplace Rule 4460(i)(1)(C) ("Rule 4460(i)(1)(C)").

Rule 4460(i)(1)(C) requires shareholder approval when stock of another company is acquired if, due to the present or potential issuance of common stock or securities convertible or exercisable for common stock (other than a public offering for cash), the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities. As a result of the Company's transaction with certain subsidiaries and divisions of WorldCom, Inc. whereby the Company acquired substantially all of the outstanding common stock of MFS Network Technologies, Inc. (the "MFSNT Transaction") and issued options and other derivative securities described below as part of the consideration, Rule 4460(i)(1)(C) is applicable.

Nasdaq has notified the Company that it believes that the grant of the securities described in Proposal Nos. 5 through 7 below, which securities include the include "WorldCom Option" and the "WorldCom Equity Award" (described in Proposal No. 5) should be integrated with the issuance of securities by the Company in connection with the "Series B Offering," (described in "THE SERIES B OFFERING" below) and that all such securities should be considered part of the MFSNT Transaction. Nevertheless, Nasdaq has raised no objection to the Company submitting the transactions covered by Proposal No. 5 and Proposal No. 6 as separate proposals by which Shareholders may separately vote.

Immediately prior to the MFSNT Transaction (when the first securities were issued in connection therewith), there were 9,379,824 shares of Common Stock outstanding, of which approximately 1,875,960 shares (the "20% Share Limitation") represented just less than 20% of the number of shares of Common Stock then outstanding. As a result, pursuant to Rule 4460(i)(1)(C), the aggregate number of shares of Common Stock that may be issued in connection with the MFSNT Transaction is the 20% Share Limitation. The WorldCom Option and the WorldCom Equity Award, the conversion of any shares of Series B Preferred Stock and the exercise of any of the Warrants issued to the holders of the Series B Preferred Stock, as described below, are all in the aggregate, subject to the 20% Share Limitation.

As of the Record Date, an aggregate of 436 shares of Series B Common Stock had been converted into 1,007,927 shares of Common Stock by the holders of the Series B Preferred Stock. No other securities issued in connection with the MFSNT Transaction have, as of the date of this mailing, been exercised or converted. Under Rule 4460(i)(1)(C), only the difference between the 20% Share Limitation and the number of shares issued as of the date of this mailing of 1,007,927, (an additional 868,033 shares) may be issued with regard to any securities issued in connection with the MFSNT Transaction without obtaining Shareholder approval. If the Shareholders do not approve both Proposal No. 5 and Proposal No. 6, but only approve one of these Proposals, the conversion or exercise of the securities described in the Proposal not so approved shall be subject to the 20% Share Limitation. See Proposal Nos. 5 and 6 for a discussion of the adverse impact on the Company if Shareholder approval is not obtained.

                                 PROPOSAL NO. 5

  APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 1,917,960 SHARES OF COMMON STOCK
   UPON THE EXERCISE OF CERTAIN OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED
     TO WORLDCOM, INC. IN CONNECTION WITH THE MFS NETWORK TECHNOLOGIES, INC.
                                   ACQUISITION

BACKGROUND

On April 26, 1998, an Agreement and Plan of Merger was entered into by and among the Company and certain subsidiaries and divisions of WorldCom, Inc. as of July 2, 1998 (collectively the "MFS Agreement") whereby the Company acquired substantially all of the outstanding common stock of MFS Network Technologies, Inc. The MFS Agreement included, among other things, a grant of options by the Company to purchase two million shares of Common Stock of the Company at $7.00 per share (the "WorldCom Option"). The WorldCom Option also provided that the holder exercise the WorldCom Option on a "cashless" basis rather than for cash to the extent necessary to ensure that the actual number of shares of Common Stock issued would not exceed 1,817,941 (the then estimated 20% Share Limitation).

On September 9, 1998, the Company entered into an additional agreement with WorldCom that provided for a grant of an equity award to be issued to WorldCom, Inc. in the form of a phantom stock award or other equity participation award ("WorldCom Equity Award"). The WorldCom Equity Award is to be convertible into 600,000 shares of Common Stock exercised, in whole or in part, by WorldCom on three exercise days--July 2, 1999 or July 2, 2000 or July 2, 2001. Subject to the adjustments described below, the per share exercise price will be $5-3/32 and the maximum per share stock price as to which the valuation difference will be calculated is $30-3/32.

Effective June 30, 1998, the Company completed a private placement transaction (the "Series B Offering") of 4,000 shares of its Series B Preferred Stock and warrants to purchase 1,000,000 shares of the Common Stock at $19.80 per share (the "Warrants") which exercise price has subsequently been modified to an average of $13.40 per share (the Series B Preferred Stock and Warrants sometimes collectively the "Series B Securities"). See "THE SERIES B OFFERING." Gross proceeds from the offering totaled $20 million which were used to pay a portion of the MFSNT purchase price as well as other costs associated with the MFSNT Transaction.

THE WORLDCOM OPTION AND WORLDCOM EQUITY AWARD

Because of Nasdaq's position regarding the integration of the WorldCom Option, the WorldCom Equity Award and the Series B Securities and after discussions with the staff at Nasdaq, the Company and WorldCom modified the terms of the WorldCom Option and the WorldCom Equity Award to avoid any inadvertent violation of Rule 4460(i)(1)(C) with regard to the issuance of securities in excess of the 20% Share Limitation. As a result of these modifications, WorldCom currently is not entitled to receive any Common Stock upon the exercise of either the WorldCom Option or the WorldCom Equity Award.

The modifications to the WorldCom Option and the WorldCom Equity Award are summarized below as follows:

/bullet/ THE WORLDCOM OPTION

Until Shareholder approval is obtained by the Company in accordance with Rule 4460(i)(1)(C):

         --the WorldCom Option has been modified to a stock appreciation rights ("SAR") award, whereby the holder is entitled to participate in an increase in the value of an aggregate of two million shares of Common Stock.

         --For each SAR exercised, the holder is entitled to receive an amount equal to the excess of the fair market value of the Common Stock as of the applicable exercise period over $7.00 (the "Appreciation Amount"), payable in cash only. The Appreciation Amount is payable only in cash within fifteen days of receipt of an exercise notice; provided, however, that to the extent that the Company is required to pay in excess of $10 million in any twelve month period as a result of any exercises of any SARs, then the amount of such excess shall be represented by a promissory note with quarterly payments amortized ratably over a period of six months at 10% per annum.

         --The exercise period for the SAR commences the earlier of:

                  -May 10, 1999 (assuming that Proposal No. 5 is voted upon on at the Annual Meeting of Shareholders), and

                  -July 1, 1999 and ends at the close of business on January 2, 2002.

/bullet/ THE WORLDCOM EQUITY AWARD

Until Shareholder approval is obtained by the Company in accordance with Rule 4460(i)(1)(C)

         --The WorldCom Equity Award will be in the form of a Stock Appreciation Rights Agreement ("SAR Agreement") and will be executed at such time as it meets certain conditions to issuance which includes the satisfaction of any restrictions set forth in the agreements with regard to the Series B Offering. When executed, the SAR Agreement will grant WorldCom the right to participate in an increase in the value of an aggregate of 600,000 shares ("Aggregate Base Common Stock") of Common Stock whereby for each SAR exercise, the holder is entitled to receive an amount equal to the excess of the fair market value over $5-3/32 (the "Floor Collar Price"), as of July 1, 2000, July 2, 2001, or July 2, 2002 only; provided that in no event shall the maximum amount payable exceed $25.00 per SAR.

         --to the extent that the fair market value of a share of Common Stock as of the date immediately preceding the executing of this SAR Agreement is greater $5-3/32 then, the Floor Collar Price shall be adjusted to the then fair market value, and the ceiling collar price shall be adjusted to a dollar amount equal to the then fair market value plus $25.00; and the Aggregate Base Common Stock shall be adjusted (the "Adjusted Aggregate Base Common Stock")

                  -by multiplying 600,000 by a fraction,

                  -the numerator of which shall be the adjusted floor Collar Price, and

                  -the denominator of which shall be $5-3/32;

                  provided that the Adjusted Aggregate Base Common Stock shall in no event exceed a maximum of 700,000 shares of Common Stock and the maximum aggregate proceeds (whether in cash, stock or a combination thereof) that may be received by the holder from the Company from the exercise of the SAR rights issued pursuant to this SAR Agreement shall not exceed $15,000,000.

         --Upon receipt of such notice, the Company shall have up to thirty (30) days to pay the holder the value of any SARs so exercised, payable in cash only by the Company.

EFFECT OF SHAREHOLDER APPROVAL

When and if Shareholder approval is obtained by the Company in accordance with Rule 4460(i)(1)(C),

         --As to the WorldCom Option, as modified, the grant of the SARs reverts back to an option to purchase an aggregate of two million shares of Common Stock at $7.00 per share through January 2, 2002 and the SARs become void. In such an event, the Company would issue shares of its Common Stock upon any exercise of such Options.

         --As to the WorldCom Equity Award, upon any exercise of the SARs, the Company would have the option to make payments in cash, stock, or a combination thereof.

The WorldCom Option and the WorldCom Equity Award each provide that at such time as Shareholder approval is obtained in compliance with Rule 4460(i)(1)(C), each of the agreements are automatically modified, without any further actions, as described in this Proposal No. 5.

In the event that Shareholder approval is obtained as to this Proposal No. 5 and the Company elects to pay the WorldCom Equity Award in Common Stock or in the event of an exercise of the WorldCom Option, the Shareholders' interest in the Company would be diluted.

BOARD RECOMMENDATION; REASONS

The Board of Directors believes that it is in the Company's best interest for the WorldCom Option, as modified, to revert back to the WorldCom Option whereby the Company would receive cash in payment for any options exercised (as opposed to paying out cash in the event of an exercise any SAR). Similarly, the Board of Directors also believes that it would be in the Company's best interest to have the flexibility of paying any SARs granted pursuant to the WorldCom Equity Award in cash, stock, or a combination thereof, in the Company's discretion, as opposed to paying any SAR solely in cash. Payment upon the exercise of any SARs (under either the WorldCom Option or the WorldCom Equity Award) in cash only could materially and adversely affect the Company's cash flow because

         /bullet/ of the short time frame to pay for any SARs exercised (between
                  15 and 30 days from the date notice is received by the Company),

         /bullet/ depending on the number of SARs exercised, could possibly necessitate a multi-million dollar payment to the holders, and

         /bullet/ while the Company's senior lender has approved the grant of the SARs to WorldCom, it has not waived the right to call a default in the event that any of the SARs are exercised.

Additionally, the Company wants to encourage WorldCom to have an equity position in the Company, given the volume of business currently and contemplated to be conducted between the Company and WorldCom affiliates, including, among other agreements, the five-year Master Services Agreement between the Company and WorldCom Network to provide telecommunications infrastructure services to WorldCom affiliates. That Agreement could provide potential revenues to the Company of more than $420 million over the five year period.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 1,917,960 SHARES OF COMMON STOCK UPON THE EXERCISE OF CERTAIN OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED TO WORLDCOM, INC. IN
         CONNECTION WITH THE MFS NETWORK TECHNOLOGIES, INC. ACQUISITION

                              THE SERIES B OFFERING

BACKGROUND

In June 1998, the Company sold 4,000 shares of Series B Preferred Stock and Warrants to purchase up to 1,000,000 shares of Common Stock at a then exercise price of $19.80 per share. The terms of the Series B Preferred Stock and the Warrants are summarized below. See "Terms of the Series B Securities."

The purchasers of the Series B Securities included two groups of accredited investors (totaling seven investors):

         /bullet/ The RoseGlen Group (the "RoseGlen Group"), which purchased
                  2,000 shares of Series B Preferred Stock and acquired Warrants to purchase 330,000 shares of Common Stock, and

         /bullet/ The Palladin Group (the "Palladin Group"), which purchased
                  2,000 shares of Series B Preferred Stock and acquired Warrants to purchase 670,000 shares of Common Stock.

During September and October 1998, an aggregate of 436 shares of Series B Preferred Stock were converted by the holders into an aggregate of 1,007,927 shares of Common Stock (of which the RoseGlen Group currently owns 461,907 shares and the Palladin Group currently owns 546,020 shares).

THE FEBRUARY AGREEMENTS

In February 1999, pursuant to certain purchase agreements (the "February Agreements"), Cotton Communications, Inc., a Georgia corporation ("Cotton"), purchased approximately 78% of the outstanding shares of Series B Preferred Stock or 2,785 shares of the 3,564 shares outstanding (1,425 shares from the RoseGlen Group and 1,360 shares from the Palladin Group). The sole shareholder, officer and director of Cotton is Tyler Dixon. Mr. Dixon is a partner with the law firm of Raiford, Dixon & Thaxton, LLP, which, during fiscal 1998, received approximately $125,000 in legal fees from the Company. Initially, the Cotton entity was used since it was anticipated that an unrelated third party would acquire Cotton's position with regard to the Series B Securities.

As part of the February Agreements, generally,

         --Until Shareholder Approval is obtained to issue more than the 20% Limitation described in Proposal Nos. 5 and 6, the RoseGlen Group has retained the right to convert certain of its shares of Series B Preferred Stock into an additional 476,073 shares of Common Stock (which represents RoseGlen Group's pro-rata portion of the remaining 20% Share Limitation).

         --Cotton and the Company agreed that notwithstanding any other documents, the conversion price of the Series B Preferred Stock owned by Cotton would not be less than $8.25 per share, thus eliminating the "floorless" conversion concerns as to the 2,785 shares of Series B Preferred Stock owned by Cotton. But see "The March Cotton Redemption." The $8.25 per share exercise price does not apply to the 779 shares of Series B Preferred Stock which continue to be owned by the RoseGlen Group and the Palladin Group.

         --Assuming Shareholder Approval, the RoseGlen Group agreed to convert its 375 shares of Series B Preferred Stock within 30 days after the Registration Statement registering the underlying Common Stock is effective.

         --The exercise price of the Warrants was reduced from $19.80 per share to an average of $13.40 per share.

         --As to the RoseGlen Group,

                  -if the Common Stock is trading at 150% of the exercise price of the Warrants (which is approximately $19.875 per share, subject to certain reductions) for three consecutive trading day periods, the Company may call for redemption of the Warrants held by the RoseGlen Group, subject to the Common Stock meeting certain requirements and adjustments.

         --As to the Palladin Group,

                  -if, on or before April 30, 1999, the closing bid price for the Common Stock is above $17.00 and there is an effective Registration Statement, the Company may call for redemption of the Warrants held by the Palladin Group, subject to certain requirements and adjustments, including the 20% Share Limitation.

                  -if the Warrants to purchase 670,000 shares owned by the Palladin Group are not exercised by April 30, 1999, Cotton agreed to purchase the Palladin Group Warrants at a price of $3.00 per Warrant. The Company does expect that it will purchase the 670,000 Warrants owned by the Palladin Group, on or about April 30, 1999 at $3.00 per Warrant, at which time such Warrants so purchased will be retired by the Company.

THE MARCH COTTON REDEMPTION

On March 22, 1999, the Board of Directors redeemed the 2,785 shares of Series B Preferred Stock owned by Cotton in consideration for forgiveness of approximately $18.5 million (that portion which was used to purchase the 2,875 shares of Series B Preferred Stock) of the $32.0 million advanced to Cotton by the Company.

SERIES B SECURITIES OWNERSHIP

Below is the anticipated status of the Series B Securities ownership as of the date of the Annual Meeting:

                                    SERIES B PREFERRED STOCK         WARRANTS(1)            COMMON STOCK
The RoseGlen Group                             375                   330,000                  461,907
The Palladin Group                             404                    ---0--                  546,020
                                               ---                   -------                ---------

TOTAL                                          779                   330,000                1,007,927
                                               ===                   =======                =========

------------
(1) Assumes the sale of 670,000 Warrants by the Palladin Group to the Company, which Warrants will then be retired.

TERMS OF THE SERIES B SECURITIES

The terms of the Series B Securities are complex. Any summary of the terms will be general in nature and must be qualified by reference to the actual agreements attached as exhibits to the Company's filings with the SEC. Shareholders desiring a more complete understanding of the Series B Securities and its operation are urged to refer to such exhibits. Additionally, certain of the terms described below have been modified by the February Agreements or are applicable to only certain of the Series B Securities held by the RoseGlen Group and the Palladin Group, on the one hand, not to Cotton.

/bullet/ The Series B Preferred Stock

--Stated Value             $5,000.

--Dividends                Four Percent (4%) of the Stated Value per share per
                           annum, are cumulative, and accrue daily. Dividends are payable on October 31, January 31, April 30, and
                           July 31, and are payable in shares of Common Stock at the Conversion Rate described below (assuming certain criteria are met) or, at the option of the Company, in cash. Any accrued and unpaid dividends that have not been paid within five business days bear interest at a rate of 2% per month until paid.

--Conversion Rate          Each share of Series B Preferred Stock (as
                           represented by the Stated Value) is convertible at any time prior to the Maturity Date (as described below) into shares of Common Stock of the Company by dividing the Stated Value of the Series B Preferred
                           Stock to be converted by the Conversion Price (as described below) in effect at the time of the conversion. In no event may any holder convert shares of Series B Preferred Stock if that holder (together with its affiliates) would beneficially own, immediately after and giving effect to the conversion, more than 4.99% of the then outstanding shares of Common Stock. However, this prohibition may be waived if the holder gives the Company at least 61 days prior notice of its intent to waive the 4.99% limitation. To the extent that the Palladin Group's
                           Warrants are called for redemption on or before April
                           30, 1999, the Company has waived the 4.99% limitation to 9.99%.

--Conversion Price         Generally, the Conversion Price is calculated at a
                           price equal to a percentage discount (which is subject to adjustment in the event of certain defaults) off of the lesser of

                           --the average of the low trading price of the Common Stock on Nasdaq as reported by Bloomberg Financial Markets ("Trading Price") for shares of Common Stock for any three (3) trading days (which need not be consecutive) during the twenty-two (22) trading days (the "Pricing Period") immediately preceding the conversion date (which Pricing Period may be subject to adjustment in the event that the registration statement filed with the SEC is not effective by May 17, 1999), and

                           --the low Trading Price for Shares of Common Stock, each on the Trading Day immediately preceding the conversion date (the "Low Sales Price"), on Nasdaq, the New York Stock Exchange or the American Stock Exchange, as applicable; provided that the Conversion Price shall not be less than ninety-five percent (95%) of the Low Sales Price on the Conversion Date.

--Liquidation              In the event of liquidation, dissolution or winding
                           up of Able, prior and in preference to any distribution of assets or surplus funds of the Company to any holder of Common Stock, for each share of Series B Preferred Stock held, the liquidation value is equal to an amount equal to $5,000 plus any unpaid dividends and accrued interest to which holders of Series B Preferred Stock may be entitled
                           (the "Liquidation Value").

--Adjustments              The Conversion Price is subject to adjustment in the
                           event of

                           -any issuances of securities prior to June 30, 1999 at a discount greater than the discount described above or at a ceiling price less than the Conversion Price (with certain exceptions),

                           -a forward or reverse stock split,

                           -a stock dividend,

                           -a merger, consolidation or transfer or sale of all or substantially all of Able's assets,

                           -a reorganization or reclassification of the Common Stock,

                           -certain Common Stock issuances or any securities convertible or exchangeable into Common Stock, or

                           -any other similar action of the type described or contemplated above.

--Maturity Date            If any Series B Preferred Stock is not converted
                           by June 30, 2003, it will automatically convert
                           (unless extended according to the Articles of Amendment or the Registration Rights Agreement applicable to the shares of Common Stock underlying the Series B Preferred Stock or unless otherwise prohibited by applicable Nasdaq rules such as Rule
                           4460(i)) into Common Stock.

--Redemption Upon a
  Major Transaction        Holders are entitled to redemption of the Series B
                           preferred stock upon a "Major Transaction," at such holder's option. A "Major Transaction" includes

                           -the consolidation, merger or other business combination of the Company with or into another person, other than a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the Board of Directors (or their equivalent if other than a corporation) of such entity or entities, or pursuant to a statutory merger effected
                                    solely for the purpose of changing the
                                    jurisdiction of incorporation of the
                                    Company;

                           -the sale or transfer of all or substantially all of the Company's assets; or

                           -a purchase, tender or exchange offer made to and accepted by the holders of more than 30% of the outstanding shares of Common Stock.

                           Generally, the redemption price ("Premium Redemption Price") per share of Preferred Stock is equal to the greater of

                                    130% of the Liquidation Value, and

                                    the product of (A) the Conversion Rate at such time, and (B) the Closing Bid Price on the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded is open if such public announcement is made (X) after 12:00 p.m. Eastern Time, on such date or (Y) on a date on which the exchange or market on which the Common Stock is traded is closed.

--Redemption Upon a
   Triggering              Event Holders are entitled to redemption of the
                           Series B Preferred Stock upon a "Triggering Event," at such holders' option. A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

                           -the failure of the Registration Statement to be declared effective by the SEC by May 17, 1999,

                           -while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreements, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable,

                           -delisting or suspension from listing of the Common Stock from NASDAQ, for a period of 5 consecutive days or for an aggregate of at least 10 days in any 365-day period,

                           -the Company's notice to any holder of any shares of Series B Preferred Stock at any time of its intention not to comply with proper requests for conversion, or

                           -any representation or warranty by the Company was not true and correct at the time made or the Company breaches any covenant or other term or condition of the documents relating to the Series B Offering.

                           Generally, the redemption price per share of Series B Preferred Stock is equal to the greater of:

                                    130% of the Liquidation Value, and

                                    the product of (A) the Conversion Rate on the date of such holder's delivery of a notice of redemption, and (B) the greater of
                                    (i) the closing bid price on the trading day immediately preceding such Triggering Event or (ii) the closing bid price on the date of the holder's delivery to the Company of such Notice or, if such date of delivery is not a trading day, the next date on which the exchange or market on which the Common Stock is traded is open.

--Payment of the
   Redemption Price        In the case of redemption upon a Major Transaction,
                           upon proper notice, the Company is obligated to pay the holder prior to the consummation of the Major
                           Transaction. In the case of redemption upon a Triggering Event, upon proper notice, the Company is obligated to pay the holder within five business days after receipt of such notice. In the event the Company fails to redeem the shares submitted for redemption, the applicable redemption price payable with respect to such unredeemed shares of Series B
                           Preferred Stock bears interest at 2.0% per month (pro rated for partial months) until paid in full. Until payment is made, such holder has the option to void its redemption notice.

--Registration             A registration statement registering the
   Rights                  underlying Common Stock has been filed with the SEC,
                           but is not yet effective.

--Voting Rights            Holders of the Series B Preferred Stock generally
                           have no voting rights. However, the affirmative vote of the holders of a majority of the outstanding
                           Preferred Stock is necessary for

                           -any amendment of the Certificate of Designations of the Series B Preferred Stock,

                           -any amendment to the Certificate of Incorporation or by-laws of the Company that may amend or change or adversely affect any of the rights, preferences, or privileges of the Series B Preferred Stock,

                           -any waiver of a default in payment of dividends on the Series B Preferred Stock, and

                           -any reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into any other corporation or corporations, or any sale of all or substantially all of the assets of the Company, that would have an adverse effect on any of the rights, preferences, or privileges of the Series B Preferred Stock.

Securities such as the Series B Preferred Stock that may be converted into Common Stock at a price lower than the future market price of the Common Stock are often referred to as "Future-Priced Securities." Because the conversion rate of the Series B Preferred Stock cannot be determined and, as to the shares held by the RoseGlen Group and the Palladin Group, there is no limit on the number of shares of Common Stock into which the Series B Preferred Stock may be converted, if the issuance of a Future-Priced Security is followed by a decline in the Common Stock price the existing holders of the Common Stock will face additional dilution (The minimum Conversion Price of the shares of Series B Preferred Stock owned by Cotton is $8.25 per share). Additionally, as the Company issues more shares, the Common Stock price may tend to decline further.

/bullet/ The Warrants

--Number of Warrants       Initially 1,000,000.  330,000 remain outstanding
                           (assuming on April 30, 1999 either a redemption by the Company, or the exercise by the holders of 670,000 Warrants).

--Exercise                 Through June 30, 2003, subject to certain
   Period                  adjustments, including among others, an extension of
                           1.5 days for each day from October 28, 1998 that there is no Registration Statement effective with the Securities and Exchange Commission registering the Common Stock underlying the Warrants.

--Exercise Price           $13.25 per share for the projected 330,000 remaining
                           Warrants. The Exercise Price and the number of shares of Common Stock that may be purchased upon exercise of the Warrants are also subject to certain adjustments, including, among others, in the event

                           -at any time prior to June 30, 1999, the Company issues or sells any Common Stock or convertible securities, (other than previously issued securities or those issued to employees, directors or consultants) at a purchase price per share less than the greater of the (A) the Exercise Price or (B) the fair market value of the Common Stock on the trading day next preceding such issue or sale,

                           -of a forward or reverse stock split,

                           - of a stock dividend,

                           -of a merger, consolidation or transfer or sale of all or substantially all of Able's assets,

                           -of a reorganization or reclassification of the Common Stock (vi) of certain Common Stock issuances or any securities convertible or exchangeable into Common Stock, or

                           -of any other similar action of the type described or contemplated above.

--Cashless Exercise        The Warrants may be exercised, in whole or in part,
                           on a "cashless" basis.

--Call Provisions          See discussion above under "February Agreements."

--Redemption               As to the RoseGlen Group Warrants, the Company may,
                           at its option, repurchase the Warrants at a purchase price per share of (a) $35.00 multiplied by (b) the number of Warrant shares remaining exercisable, subject to adjustment.

EFFECT OF RULE 4460(i) ON THE SERIES B OFFERING

Since the number of shares of Common Stock into which the Series B Preferred Stock is convertible depends, in part, on the market price of the Common Stock at the time of conversion, even if the Series B Securities were not integrated with the grant of the WorldCom Option and the WorldCom Equity Award pursuant to Rule 4460(i)(1)(C), as discussed above under "NASDAQ MARKETPLACE RULES" and "THE MFSNT TRANSACTION AND RULE 4460(i)(1)(C)," it is possible that based upon the total number of shares of Series B Preferred Stock initially issued in connection with the Series B Offering, the number of shares of Series B Preferred Stock that could ultimately be convertible into a number of shares of Common Stock could exceed the 20% Share Limitation, depending on the Conversion Price. In addition, the shares of Common Stock issuable upon exercise of the Warrants must also be aggregated with shares of Common Stock issuable upon conversion of the Series B Preferred Stock. As a result, Rule 4460(i)(1)(C) is applicable.

Additionally, the Series B Preferred Stock is convertible into Common Stock at any time at a discount from the market price of the Common Stock at the time of conversion. Rule 4460(i)(1)(D), among other things, requires Shareholder approval in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the Common Stock. Because the Conversion Rate is discounted from the market price of the Common Stock, Rule 4460(i)(1)(D) applies to the conversion of the Series B Preferred Stock and may apply to the exercise of the Warrants, in the event that the exercise price of the Warrants is less than the book or market value of the Common Stock.

As a result, conversion or exercise of the Series B Securities is limited (along with the WorldCom Option and the WorldCom Equity Award) to the 20% Share Limitation of 1,875,960 shares.

                                 PROPOSAL NO. 6

  APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 1,917,960 SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SHARES OF SERIES B PREFERRED STOCK AND EXERCISE OF
                    WARRANTS ISSUED IN THE SERIES B OFFERING

On June 30, 1998, Able issued an aggregate of 4,000 shares of Series B Preferred Stock and Warrants to purchase an aggregate of 1,000,000 shares of Common Stock to the RoseGlen Group and the Palladin Group. Able received total gross proceeds of $20 million from the sale of the Series B Securities. Currently, the RoseGlen Group and the Palladin Group own the following Company securities:

                                    SERIES B PREFERRED STOCK           WARRANTS(1)      COMMON STOCK
The RoseGlen Group                             375                     330,000            461,907
The Palladin Group                             404                      ---0--            546,020
                                               ---                     -------          ---------
TOTAL                                          779                     330,000          1,007,927
                                               ===                     =======          =========

------------
(1) Assumes the sale of 670,000 Warrants by the Palladin Group to the Company, which Warrants will then be retired.

As discussed above, Rule 4460(i) requires Shareholder approval in certain events including

         /bullet/ when stock of another company is acquired if, due to the present or potential issuance of common stock or securities convertible or exercisable for common stock, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities, or

         /bullet/ in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.

As of the date of this mailing, the RoseGlen Group and the Palladin Group have converted an aggregate of 436 shares of Series B Preferred Stock into an aggregate of 1,007,917 shares of Common Stock. The 20% Share Limitation is 1,875,960 shares of Common Stock and only an additional 868,033 shares of Common Stock may be issued by the Company to holders of securities issued in connection with the MFSNT Acquisition, without exceeding the 20% Share Limitation.

Because the Series B Preferred Stock are "Future-Priced Securities", the Conversion Price cannot be determined as to the shares of Series B Preferred Stock held by the RoseGlen Group and the Palladin Group which are convertible constantly changes, depending on the stock price of the Common Stock. Moreover, there is no minimum Conversion Price nor a maximum number of shares of Common Stock into which the Series B Preferred Stock held by the RoseGlen Group and the Palladin Group is convertible. As a result, the Company is seeking Shareholder approval to permit the RoseGlen Group and the Palladin Group (and any subsequent holder) to convert or exercise their respective Series B Securities (in excess of the 20% Share Limitation).

Additionally, because the Conversion Price of the Series B Preferred Stock held by the RoseGlen Group and the Palladin Group is at a discount from the market price and the number of shares into which the Series B Preferred Stock and Warrants owned by the RoseGlen Group exceed the 20% Share Limitation, Rule 4460(i)(1)(D) also applies and thus, Shareholder approval is required to permit the conversion of the Series B Preferred Stock and the exercise of the Warrants held by the RoseGlen Group and the Palladin Group (or any subsequent holder).

BOARD RECOMMENDATION; REASONS

The Board of Directors believes that it is in the Company's best interest for the holders of the Series B Securities (presently RoseGlen Group and the Palladin Group) to be entitled to convert their shares of Series B Preferred Stock into Common Stock and exercise the Warrants in an amount that represents more than the 20% Share Limitation (taking into consideration the securities described in both Proposal No. 5 and Proposal No. 6). Approval of Proposal No. 6 by Shareholders would satisfy the Shareholder approval requirements of Nasdaq Rule 4460(i)(1)(C) and Rule 4460(i)(1)(D).

If Shareholder approval is not obtained, the holders of the Series B Securities may be entitled to require the Company to redeem up to 709 shares of Series B Preferred Stock for an aggregate redemption price of up to more than $4,608,500 (based upon a Premium Redemption Price of 130% of the Stated Value, but without giving effect to any accrued dividends, interest or monetary penalties, which could substantially increase the amount that may be due in the event of redemption). Payment of any redemption would materially and adversely affect the Company's cash flow because

         /bullet of the short time frame to pay for such redemption (five business days upon a Triggering Event), and

         /bullet/ depending on the number of shares of Series B Preferred Stock to be redeemed, such redemption could necessitate a multi-million dollar payment to the holders, which could severely diminish the Company's existing cash flow, working capital and credit line and adversely impact on the Company's business and its financial condition.

Such an exercise and/or payment would also result in a default in one or more other obligations of the Company, including its obligations to senior lenders under its credit line. Such defaults would have a material adverse impact on the Company and its operations.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 1,917,960 SHARES OF COMMON STOCK UPON THE CONVERSION OF
   THE SHARES OF SERIES B PREFERRED STOCK AND THE EXERCISE OF CERTAIN WARRANTS
                         ISSUED IN THE SERIES B OFFERING

                                 PROPOSAL NO. 7

        RATIFYING THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
                             INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Arthur Andersen LLP to serve as the Company's principal accountants for the fiscal year ending October 31, 1999. In the event the appointment of Arthur Andersen LLP for 1999 is ratified, it is expected that Arthur Andersen LLP will also audit the books and accounts of the Company's subsidiaries at the close of their current fiscal years. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The proposal to ratify the appointment of Arthur Andersen LLP will be approved by the Shareholders if it receives the affirmative vote of a majority of the votes cast by Shareholders entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE
            SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy Card will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy.

                                  OTHER MATTERS

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2000 Annual Meeting, Shareholder proposal must be received by the Company no later than December 12, 1999 and must otherwise comply with the requirements of Rule 14a-8.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company's Annual Report on Form 10-K/A for fiscal year 1998 and all subsequent Quarterly Reports on Form 10-Q filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any Shareholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Investor Relations, Able Telcom Holding Corp., 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401.


                                          By Order Of The Board of Directors

                                          C. FRANK SWARTZ
                                          CHAIRMAN OF THE BOARD

West Palm Beach, Florida
____________, 1999

                                   APPENDIX A

                            ABLE TELCOM HOLDING CORP.
                       1995 STOCK OPTION PLAN, AS AMENDED

                               SECTION 1. PURPOSE.

This 1995 Stock Option Plan is intended to provide incentives to the officers, employees and other eligible persons performing services for Able Telcom Holding Corp. and its present and future subsidiaries to acquire an ownership interest in the Company through the exercise of options to purchase Common Stock or the receipt of awards of shares of Common Stock which may be granted pursuant to this Plan.

                             SECTION 2. DEFINITIONS.

         (a) "Agreement" shall have the meaning, ascribed to the term as set forth in Section 6 hereof.

         (b) "Award" means an Option or a Stock Award granted to an eligible person pursuant to this Plan.

         (c) "Board of Directors" means the Board of Directors of the Company.

         (d) "Common Stock" means the common stock, $.001 par value per share, of the Company.

         (e) "Company" means Able Telcom Holding Corp., a Florida corporation.

         (f) "Employee" means every individual performing services for the Company or any Subsidiary if the relationship between him and the person for whom he performs such services is the legal relationship of employer and employee as determined in accordance with Section 3401(c) of Internal Revenue Code and Treasury Regulations promulgated thereunder. A member of the Board of Directors in his sole capacity as such is not an Employee.

         (g) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of Section 422 of the Internal Revenue Code.

         (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (i) "Non-Affiliate Director" means every member of the Board of Directors who is not an Employee of the Company or any Subsidiary and who does not beneficially own, within the meaning of Rule 13d-2 of the Securities Exchange Act of 1934, as amended, more than five percent (5%) of any class of the outstanding capital stock of the Company.

         (j) "Nonqualified Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that does not satisfy the requirements of Section 422 of the Internal Revenue Code.

         (k) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

         (l) "Optionee" means an individual who has received an Option under the Plan.

         (m) "Option Shares" means the shares of Common Stock issuable upon the exercise of an Option.

         (n) "Plan" means this 1995 Stock Option Pan of Able Telcom Holding
Corp..

         (o) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 5 hereof.

         (p) "Plan Adoption Date" means the date on which this Plan shall have been adopted by the Board of Directors.

         (q) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof.

         (r) "Stock Award" shall mean an award of shares of Common Stock under
Section 6-A hereof.

         (s) "Subsidiary" means any corporation (other than the Company) in an (unbroken chain of corporations beginning with the Company if, at the time the Option is granted, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     SECTION 3. SHARES SUBJECT TO THE PLAN.

Subject to adjustments pursuant to Section 9 of the Plan, no more than Three Million Five Hundred Thousand (3,500,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant to the Plan to eligible participants. The number of the Reserved shall be reduced by the number of Options of Stock Awards granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option or the forfeiture of any Common Stock issued pursuant to a Stock Award previously granted by the Company, or from any combination of the foregoing.

                             SECTION 4. ELIGIBILITY.

The individuals eligible to receive Awards under this Plan shall be such valued Employees, Non-Affiliate Directors, advisors or consultants of the Company or any Subsidiary, as the Plan Administrators may from time to time determine and select. Non-Affiliate Directors, advisors and consultants shall be eligible to receive only Nonqualified Stock Options. Employees shall be eligible to receive Incentive Stock Options, Nonqualified Stock Options and Stock Awards. An Optionee may receive more than one Option or Stock Award or any combination of the two. No Employee of the Company or any Subsidiary is eligible to receive any Incentive Stock Options if such Employee, at the time the option is granted, owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or a Subsidiary; provided, however, that such Employee will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue Code) of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. Pursuant to
Section 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value, determined at the time the Option was granted, of Common Stock with respect to which Options that otherwise qualify as Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000.

                     SECTION 5. ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Board of Directors or a committee thereof consisting solely of two or more "Non-Employee Directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) as determined by the Board of Directors, which may be the compensation Committee or a subcommittee of the Compensation Committee (in any such case, the "Plan Administrators").

         (b) The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

                  (i) To determine from time to time which eligible persons shall be granted Awards under the Plan, and the time when any Award shall be granted;

                  (ii)     To determine the number of shares of Common
                           Stock to be subject to any Option or included in any Stock Award granted to any person and, in the case of Options, whether such Options are Incentive Stock Options, Nonqualified Stock Options or any combination thereof;

                  (iii) To determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of the Plan;

                  (iv) To prescribe the terms and provisions of each Option granted under the Plan (which need not be identical), including the exercise price and the period of time during which such Option may be exercised or shall become exercisable, and the conditions, restrictions, risks of forfeiture and other limitations, if any, applicable to any Stock Award;

                  (v) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; and

                  (vi) Generally, to exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

         (c) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All determinations of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company's By-laws, all decisions made by the Plan Administrators pursuant to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the Company, shareholders of the Company, Employees and Optionees.

         (d) The Plan Administrators may designate the Secretary of the Company, or other employees of the Company or competent professional advisors, to assist in the administration of this Plan and may grant authority to such persons to execute agreements or other documents on behalf of the Plan Administrators.

         (e) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counselor consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and By-laws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company, the By-laws of the Company or otherwise. Expenses incurred by the Plan Administrators in the engagement of such counsel, consultant or agent shall be paid by the Cornpany.

                     SECTION 6. OPTION TERMS AND CONDITIONS.

The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consistent with the terms of the Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Plan Administrators shall from time to time approve, shall, incorporate the following terms and conditions:

         (a) TIME OF EXERCISE. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Employee of the Company or any Subsidiary; provided, however, that if the Optionee is "disabled" within the meaning of Section 22(e) of the Internal Revenue Code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

         (b) PURCHASE PRICE. Except as otherwise provided in Section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Administrators in their sole discretion.

         (c) METHOD OF EXERCISE. In order to exercise an Option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof either (i) in cash, or (ii) at the discretion of the Plan Administrators, in whole shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Plan Administrators, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Internal Revenue Code, or (iv) any combination of (i), (ii) and (iii) above. If the Plan Administrators exercise their discretion to permit payment of the exercise price of any Option by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of die Option in question. The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

         (d) TRANSFERABILITY. An Option shall not be transferable by the Optionee other than at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

The Agreements may also contain such other terms, provisions, and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or proper.

                            SECTION 6-A. STOCK AWARDS

Subject to the limitations of this Plan, the Plan Administrators may select persons to receive Stock Awards and determine the time when each Award shall be granted, the number of shares of Common Stock subject to each Award, the period of time, if any, during which all of or a portion of such shares shall be subject to forfeiture and the other terms and conditions of such Award, if any. Subject to the restrictions set forth below, the recipient of a Stock Award shall have all the rights of a shareholder of the Company with respect to the shares of Common Stock subject to such Award, including voting rights and the right to receive all dividends and other distributions of the Company with respect to such shares. Certificates representing shares of Common Stock issued upon the grant of a Stock Award may be by the Company until the lapse of any conditions to vesting or risks of forfeiture. Shares of Common Stock included in any Stock Award are not transferable until fully vested or until the lapse or termination of any other risks of forfeiture.

           SECTION 7. STOCK OPTION GRANT FOR NON-AFFILIATE DIRECTORS

         (a) GRANT OF OPTIONS. Each Non-Affiliate Director of the Company as of the date of approval of this Plan by the Board of Directors (the "Plan Adoption Date"), or any other person as of the date he or she first becomes a Non-Affiliate Director, in each case who has not previously been granted an Option or any other stock option by the Company, is hereby, and shall be, automatically granted a Nonqualified Stock Option to purchase Ten Thousand (10,000) shares of Common Stock. The Options granted to existing Non-Affiliate Directors as of the Plan Adoption Date shall be at an exercise price equal to the closing market price for the Common Stock on that date.

         (b) OPTION PRICE. Notwithstanding anything to the contrary contained in this Plan, any Nonqualified Stock Option granted pursuant to this Section 7 shall provide an exercise price per share equal to 100% of the fair market value per share of the Common Stock on the date of such grant.

         (c) OPTION TERM. Any Nonqualified Stock Option granted pursuant to this
Section 7 shall expire on the earlier of (i) the date which is six years from the date of its grant or (ii) the date which is two years after the date that such Optionee shall no longer serve as a member of the Board. Nonqualified Stock Options issued to a NonAffiliate Director shall not be exercisable until the first anniversary of the date of grant (the "Vesting Date"); provided, however, that said Options shall not vest and shall expire if the Non-Affiliate Director fails to attend at least 60% of all Board of Directors' meetings, and meetings of committees of which he is a member, which take place between the date of grant and the Vesting Date.

         (d) OTHER TERMS. All grants of Nonqualified Stock Options pursuant to this Section 7 shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. The provisions of this Section 7 shall not be amended more than once in any six month period, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

                 SECTION 8. RIGHTS OF STOCKHOLDERS AND OPTIONEE.

An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option, unless and until: (a) the Option shall have been exercised pursuant to the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

              SECTION 9. ADJUSTMENTS IN THE EVENT OF CHANGES IN THE
     CAPITAL STRUCTURE, REORGANIZATION ANTI-DILUTION OR ACCOUNTING CHANGES.

         (a) CHANGES IN CAPITAL STRUCTURE. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments as they may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, reverse stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation. Any additional shares of Common Stock or other securities or rights issued or issuable with respect to any portion of a Stock Award which is unvested or remains subject to risks of forfeiture or other conditions at the time of any such change shall be subject to the same restrictions, risks or other conditions, for the same period of time, as are then applicable to such portion of the Stock Award.

         (b) REORGANIZATION-CONTINUATION OF THE PLAN. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of (i) the Plan and for the assumption of the Options previously granted, or for the substitution of new Options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue Code) as to the number and kind of shares and price per share, in which event the Plan and the Options previously granted or new Options substituted therefor shall continue in the manner and under the terms as provided, and (ii) all vesting requirements for any portion of a Stock Award which is unvested shall be deemed satisfied and the shares subject thereto fully vested, and all risks of forfeiture or other restrictions or conditions applicable to any Stock Award shall lapse and terminate.

         (c) REORGANIZATION-TERMINATION OF THE PLAN. In the event of a dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 9(b) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering die shares of a successor employer corporation or a parent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under his Option must be exercised within thirty (30) days of the date of such notice or they will be terminated.

                        SECTION 10. GENERAL RESTRICTIONS.

         (a) No Option shall be exercisable, in whole or in part, and die Company shall not be obligated to sell any Option Shares, if such exercise or sale would, in the opinion of the Company, violate the applicable requirements of any Federal or state law. Additionally, no Option shall be exercisable if, at any time, the Company shall determine in its discretion that:

                  (i) the listing of the Option Shares is necessary or desirable under any securities exchange requirements; or

                  (ii) the qualification of the Option Shares is necessary or desirable under any applicable law; or

                  (iii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of the Option Shares; unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         (b) If any law or regulation of any state or Federal commission or agency having jurisdiction shall require the Company or the Optionee to take any action with respect to the Option Shares, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the Option Shares shall be postponed until full compliance shall have been made with all such requirements.

                             SECTION 11. EMPLOYMENT.

Nothing in this Plan shall be deemed to grant any right of continued employment to a participating employee or to limit or waive any rights of the Company or its Subsidiary to terminate such employment at any time, with or without cause.

                             SECTION 12. AMENDMENT.

Subject to the provisions of Section 7(d) hereof, the Board of Directors shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Award or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided further that no such amendment shall, without shareholder approval:

         (a) increase the aggregate number of the Reserved Shares;

         (b) change the class of persons eligible to receive Awards under the Plan;

         (c) extend the maximum period during which any Option may be granted or exercised;

         (d) reduce the Option price per share under any Option below fair market value at the time such Option was granted; or

         (e) extend the term of the Plan.

              SECTION 13. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The effective date of the Plan shall be the Plan Adoption Date; provided, however, in the event that the Plan is not approved by the voting stockholders of the Company on or before December 31, 1996, the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

         (b) The Board of Directors of the Company may terminate the Plan at any time with respect to any shares that are not subject to Awards. Unless terminated earlier by the Board of Directors, the Plan shall terminate on September 19, 2005, and no Awards shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the right and obligation of any Optionee with respect to Awards granted prior to termination.

                         SECTION 14. WITHHOLDING TAXES.

Whenever under the Plan shares are to be issued in respect of Awards granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.

                           SECTION 15. QUALIFICATION.

This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

           SECTION 16. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of
(i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising die Incentive Stock Option.

                            ABLE TELCOM HOLDING CORP.

                          PROXY AND VOTING INSTRUCTION

               1999 ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 1999

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints ______________ and ______________, or any of them, proxies with full power of substitution, as a proxy or proxies, to represent the undersigned at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Able Telcom Holding Corp. (the "Company") to be held at The Embassy Suites Hotel, 555 S. 10th Street, Omaha, NE 68102 on May 10, 1999 at 10:00 a.m. Central Standard Time, and at all adjournments or postponements thereof, and to vote all the shares of Common Stock, $.001 par value per share, held of record by the undersigned at the close of business on March 31, 1999, with all the power that the undersigned would possess if personally present, as designated on the reverse side. Your vote is important to us. Feel free to direct your comments to the Corporate Secretary at 1-561-688-0400. Shares will be voted as specified.

The undersigned also hereby revokes previous proxies and acknowledges receipt of the Company's Notice of Annual Meeting and Proxy Statement.

The Board recommends a vote FOR for Items 1-7. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

1.   Election of the Directors

     Nominees for Class A Directors

     ALEC MCLARTY      BILLY V. RAY    COLLIER ROSS
     C. FRANK SWARTZ   DOUGLAS TATUM   ROBERT H. YOUNG

___  FOR ALL THE NOMINEES LISTED ABOVE   __  WITHHOLD AUTHORITY TO VOTE FOR THE
                                             NOMINEES LISTED ABOVE

     List Exceptions:

     ___________________________________________________________________________

2. Amending the Articles of Incorporation to increase the number of authorized shares of (A) Common Stock from 25 million to 100 million and (B) Preferred Stock from one million to five million.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

3. Amending the Company's 1995 Stock Option Plan, as amended, to increase the number of shares authorized for issuance from 1,300,000 to 3,500,000, increase the initial grant of options to non-affiliate Directors from 5,000 to 10,000 and extend the expiration period.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

4. Ratifying and approving the issuance of stock options granted to certain Officers and Directors of the Company.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

5. Approving the possible issuance of more than 1,917,96 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

6. Approving the possible issuance of more than 1,917,960 shares of Common Stock upon the conversion of the Series B Convertible Preferred Stock and exercise of certain Warrants issued in connection with the Series B Offering.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

7. Ratifying the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended October 31, 1999.

     ___  FOR        ___  AGAINST      ___  ABSTAIN

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2000 Shareholders' Annual Meeting
________________________________________________________________________________
________________________________________________________________________________

NOTE: Please sign this Proxy Card as your name appears hereon, including the title "Executor," "Trustee," etc. if such is indicated. If a joint account, each joint owner should each sign. If stock is held by a corporation, this Proxy Card should be executed by a proper officer thereof.

PLEASE DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                            Dated: ______________________, 1999

                                            ____________________________________
                                            Shareholder

                                            ____________________________________
                                            Co-owner, if applicable